Exhibit 10.8


IMPORTANT NOTE: THIS IS CLAIMS MADE COVERAGE. PLEASE READ THIS POLICY CAREFULLY.

THIS POLICY IS WRITTEN ON A CLAIMS MADE BASIS AND COVERS ONLY CLAIMS FIRST MADE DURING THE POLICY PERIOD OR THE DISCOVERY PERIOD IF EXERCISED. THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED AS DEFENSE COSTS.


================================================================================



                             DIRECTORS AND OFFICERS



                                       AND



                                     COMPANY



                                LIABILITY POLICY





                                                                     THE ST PAUL
================================================================================

       THIS POLICY IS NOT COMPLETE UNLESS A DECLARATIONS PAGE IS ATTACHED.

THE ST PAUL
    DIRECTORS & OFFICERS AND COMPANY LIABILITY POLICY DECLARATIONS

IMPORTANT NOTE: THIS IS CLAIMS MADE COVERAGE. PLEASE READ THIS POLICY CAREFULLY. THIS POLICY IS WRITTEN ON A CLAIMS MADE BASIS AND COVERS ONLY CLAIMS FIRST MADE DURING THE POLICY PERIOD OR THE DISCOVERY PERIOD IF EXERCISED. THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED AS DEFENSE COSTS.

ITEM 1. NAMED COMPANY AND ADDRESS:                POLICY NUMBER: 563CM0312

BREMER FINANCIAL CORPORATION AND ITS              PRIOR POLICY NUMBER: 400JW3207
 SUBSIDIARIES
445 MINNESOTA STREET, STE 2000
ST. PAUL, MN 55101-2107

ITEM 2. COVERAGES GRANTED:

                                                                     YES     NO
INSURING AGREEMENT A-DIRECTORS AND OFFICERS INDIVIDUAL COVERAGE      [X]     [ ]
INSURING AGREEMENT B-COMPANY INDEMNIFICATION COVERAGE                [X]     [ ]
INSURING AGREEMENT C-COMPANY SECURITIES CLAIM LIABILITY COVERAGE     [ ]     [X]
NON-PROFIT OUTSIDE POSITIONS                                         [X]     [ ]
EMPLOYEES                                                            [ ]     [X]

ITEM 3. LIMIT OF LIABILITY: $15,000,000.   Each Policy Period under all Insuring
                                           Agreements, combined.
NOTE THAT THE LIMIT OF LIABILITY AND ANY RETENTION ARE REDUCED OR EXHAUSTED BY DEFENSE COSTS.

ITEM 4. POLICY PERIOD: From 12:01 A.M. 08/01/1999 To 12:01 A.M. 08/01/2002 Local
time at the address shown in Item 1.

ITEM 5. RETENTION AMOUNT:
    (A)  Defense Costs under Insuring Agreement B or C in each
         Securities Claim:                                           $150,000.
    (B)  Loss under Insuring Agreement B in each Claim other than
         Securities Claims:                                          $150,000.

ITEM 6. COINSURANCE PERCENT:
    (A)  Loss under Insuring Agreement B or C in Securities Claims:  0   %
    (B)  Loss under Insuring Agreement B in Claims other than
         Securities Claims:                                          0   %

ITEM 7. DISCOVERY PERIOD:
    (A)  Additional Premium:       75 % (per Subsection II.D of the Policy)
    (B)  Additional Period:        12 MONTHS

ITEM 8. PRIOR LITIGATION DATE:
    Insuring Agreements A and B:   08/01/1995
    Insuring Agreement C:          N/A

ITEM 9. ENDORSEMENTS EFFECTIVE AT INCEPTION:
SEE ATTACHED POLICY FORMS LIST

IN WITNESS WHEREOF, the Insurer has caused this Policy to be signed by its President and Secretary and countersigned by a duly authorized representative of the Insurer.

COUNTERSIGNED:                               ST. PAUL MERCURY INSURANCE COMPANY

----------------------------------
    Authorized Representative
                                                SECRETARY         PRESIDENT

------------------------------     ---------------------
Countersignature Date              Countersigned At

                                TABLE OF CONTENTS


I.  INSURING AGREEMENTS........................................................1
         A.  DIRECTORS AND OFFICERS INDIVIDUAL COVERAGE........................1
         B.  COMPANY INDEMNIFICATION COVERAGE..................................1
         C.  COMPANY SECURITIES CLAIM LIABILITY COVERAGE.......................1

II.  EXTENSIONS................................................................1
         A.  ESTATES AND LEGAL REPRESENTATIVES.................................1
         B.  SPOUSAL LIABILITY.................................................1
         C.  OUTSIDE POSITION LIABILITY........................................2
         D.  DISCOVERY PERIOD..................................................2

III.  DEFINITIONS..............................................................2

IV.  EXCLUSIONS................................................................5
         A.  EXCLUSIONS APPLICABLE TO ALL INSURING AGREEMENTS..................5
         B.  EXCLUSIONS APPLICABLE TO INSURING AGREEMENT A ONLY................6
         C.  EXCLUSIONS APPLICABLE TO INSURING AGREEMENT C ONLY................6
         D.  SEVERABILITY OF EXCLUSIONS........................................7

V.  GENERAL CONDITIONS AND LIMITATIONS.........................................7
         A.  LIMIT OF LIABILITY, RETENTION AND COINSURANCE.....................7
         B.  INDEMNIFICATION...................................................8
         C.  NOTICE............................................................8
         D.  DEFENSE AND SETTLEMENT............................................9
         E.  ALLOCATION........................................................9
         F.  OTHER INSURANCE..................................................10
         G.  CHANGES IN EXPOSURE..............................................10
         H.  REPRESENTATIONS AND SEVERABILITY.................................11
         I.  TERRITORY AND VALUATION..........................................12
         J.  TERMINATION OF POLICY............................................12
         K.  SUBROGATION......................................................12
         L.  ACTION AGAINST THE INSURER.......................................12
         M.  AUTHORIZATION CLAUSE.............................................13
         N.  ALTERATION AND ASSIGNMENT........................................13
         O.  ARBITRATION......................................................13

                       THIS PAGE INTENTIONALLY LEFT BLANK

               DIRECTORS & OFFICERS AND COMPANY LIABILITY COVERAGE

In consideration of payment of the premium and in reliance upon the statements made in the Application, which are made a part hereof and deemed attached hereto, and subject to the Declarations and the limitations, conditions, provisions and other terms of this Policy, the Insurer, the Company and the Insured Persons agree as follows:

I.       INSURING AGREEMENTS

         A.       DIRECTORS AND OFFICERS INDIVIDUAL COVERAGE

                  If Insuring Agreement A coverage is granted pursuant to Item 2 of the Declarations, the Insurer shall pay on behalf of the Insured Persons Loss for which the Insured Persons are not indemnified by the Company and which the Insured Persons become legally obligated to pay on account of any Claim first made against them, individually or otherwise, during the Policy Period or, if exercised, during the Discovery Period, for a Wrongful Act taking place before or during the Policy Period.

         B.       COMPANY INDEMNIFICATION COVERAGE

                  If Insuring Agreement B coverage is granted pursuant to Item 2 of the Declarations, the Insurer shall pay on behalf of the Company Loss for which the Company grants indemnification to the Insured Persons, as permitted or required by law, and which the Insured Persons have become legally obligated to pay on account of any Claim first made against them, individually or otherwise, during the Policy Period or, if exercised, during the Discovery Period, for a Wrongful Act taking place before or during the Policy Period.

         C.       COMPANY SECURITIES CLAIM LIABILITY COVERAGE

                  If Insuring Agreement C coverage is granted pursuant to Item 2 of the Declarations, the Insurer shall pay on behalf of the Company Loss for which the Company becomes legally obligated to pay on account of any Securities Claim first made against the Company during the Policy Period or, if exercised, during the Discovery Period, for a Wrongful Act taking place before or during the Policy Period.

II.      EXTENSIONS

         A.       ESTATES AND LEGAL REPRESENTATIVES

                  This Policy shall afford coverage for Claims for the Wrongful Acts of Insured Persons made against the estates, heirs, legal representatives or assigns of Insured Persons who are deceased or against the legal representatives or assigns of Insured Persons who are incompetent, insolvent or bankrupt to the extent that in the absence of such death, incompetence, insolvency or bankruptcy, such Claims would have been covered by this Policy.

         B.       SPOUSAL LIABILITY

                  If a Claim against an Insured Person includes a claim against the Insured Person's lawful spouse solely by reason of (i) such spouse's legal status as a spouse of the Insured Person, or (ii) such spouse's ownership interest in property which the claimant seeks as recovery for alleged Wrongful Acts of the Insured Person, all loss which such spouse becomes legally obligated to pay by reason of such Claim shall be treated for purposes of this Policy as Loss which the Insured Person becomes legally obligated to pay on account of the Claim made against the Insured Person. All terms and conditions of this Policy, including without limitation the Retention Amount, applicable to Loss incurred by such Insured Person in the Claim shall also apply to such spousal loss.

                  The coverage extension afforded by this Subsection II.B. does not apply to the extent the Claim alleges any wrongful act or omission by the Insured Person's spouse.

         C.       OUTSIDE POSITION LIABILITY

                  Subject to all of its terms and conditions, this Policy covers any Insured Person serving in an Outside Position. Any such coverage shall be specifically excess of any indemnity and insurance available from or provided by the entity in which the Insured Person serves in the Outside Position. Payment by the Insurer or any member company of The St. Paul Companies, Inc. under another policy as a result of a Claim against an Insured Person in an Outside Position shall reduce, by the amount of such payment, the Insurer's Limit of Liability under this Policy with respect to such Claim.

         D.       DISCOVERY PERIOD

                  If the Insurer or the Insureds do not renew this Policy or if the Parent Company terminates this Policy, the Insureds shall have the right, upon payment of the additional premium described below, to an extension of the coverage granted by this Policy for the period set forth in Item 7(B) of the Declarations (Discovery Period) following the effective date of such nonrenewal or termination, but only with respect to a Wrongful Act otherwise covered under this Policy taking place prior to the effective date of such nonrenewal or termination. This right of extension shall lapse unless written notice of such election, together with payment of the additional premium due, is given by the Insureds to the Insurer within thirty
                  (30) days following the effective date of termination or nonrenewal. Any Claim made during the Discovery Period shall be deemed to have been made during the Policy Period.

                  The premium due for the Discovery Period shall equal that percent set forth in Item 7(A) of the Declarations of the original annualized premium and the fully annualized amount of any additional premiums charged by the Insurer for or during the Policy Period set forth in Item 4 of the Declarations. The entire premium for the Discovery Period shall be deemed fully earned and nonrefundable upon payment.

                  The Insureds shall not be entitled to elect the Discovery Period under this Subsection II.D if an extension of coverage is elected pursuant to Subsection V.G(2) of this Policy.

III.     DEFINITIONS

         When used in this Policy:

         A. APPLICATION means all signed applications, including attachments and materials submitted therewith, for this Policy or for any policy of which this Policy is a renewal or replacement. All such applications, attachments and materials are deemed attached to and incorporated into this Policy.

         B.       CLAIM means:

                  1. a written demand against any Insured Person or, with respect to insuring Agreement C, the Company for monetary damages,

                  2. a civil proceeding against any Insured Person or, with respect to Insuring Agreement C, the Company commenced by the service of a complaint or similar pleading,

                  3. a criminal proceeding against any Insured Person commenced by a return of an indictment, or

                  4. a formal civil administrative or regulatory proceeding against any Insured Person commenced by the filing of a notice of charges, formal investigative order or similar document, for a Wrongful Act, including any appeal therefrom.

         C. COMPANY means, collectively, the organization(s) named in Item 1 of the Declarations and their Subsidiaries.

         D. DEFENSE COSTS means that part of Loss consisting of reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Company) incurred in defending or investigating Claims and the premium for appeal, attachment or similar bonds.

         E. EXECUTIVE OFFICERS, either in the singular or plural, means the chairperson, chief executive officer, chief financial officer and in-house general counsel of the Company.

         F. FINANCIAL IMPAIRMENT means the status of the Company resulting from (1) the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate the Company, or (2) the Company becoming a debtor in possession.

         G. INSUREDS, either in the singular or plural, means the Insured Persons and, solely with respect to Insuring Agreements B and C, the Company.

         H.       INSURED PERSONS, either in the singular or plural, means:

                  1. any one or more persons who were, now are or shall be duly elected or appointed directors or officers of the Company, or, with respect to a Company incorporated outside the United States, their functional equivalent;

                  2. if coverage is granted for employees pursuant to Item 2 of the Declarations, any one or more other natural persons not described in subparagraph (1) above who were, now are or shall be full or part-time employees of the Company, provided that with respect to any Claim other than a Securities Claim or Claim for employment-related Wrongful Acts, this subparagraph
                           (2) shall apply only if the Claim is initially made against both such natural person and one or more Insured Persons described in subparagraph (1) above; and

                  3. any one or more natural persons described in subparagraph (1) above who were, now are or shall be serving in an Outside Position.

         I. INTERRELATED WRONGFUL ACTS means all Wrongful Acts that have as a common nexus any fact, circumstance, situation, event, transaction, cause or series of related facts, circumstances, situations, events, transactions or causes.

         J. LOSS means the amount which the insured Persons or, with respect to Insuring Agreement C, the Company become legally obligated to pay on account of each Claim and for all Claims in the Policy Period and the Discovery Period, if exercised, made against them for Wrongful Acts for which coverage applies, including, but not limited to, damages, judgments, settlements and Defense Costs. Loss does not include (1) any amount for which the Insureds are absolved from payment, (2) taxes, fines or penalties imposed by law, (3) the multiple portion of any multiplied damage award or punitive or exemplary damages incurred by Insured Persons, or (4) matters uninsurable under the law pursuant to which this Policy is construed; provided this definition does not exclude punitive or exemplary damages incurred by the Insureds to the extent such damages are insurable under applicable law.

         K. PARENT COMPANY means the organization first named in Item 1 of the Declarations.

         L. POLICY means, collectively, the Declarations, the Application, this policy form and any endorsements hereto.

         M. POLICY PERIOD means the period of time specified in Item 4 of the Declarations, subject to prior termination in accordance with Subsection V.J of this Policy.

         N. POLLUTANTS means any substance located anywhere in the world exhibiting any hazardous characteristics as defined by, or identified on a list of hazardous substances issued by, the United States Environmental Protection Agency or a state, county, municipality or locality counterpart thereof. Such substances shall include, without limitation, solids, liquids, gaseous or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials. Pollutants shall also mean any other air emission, odor, waste water, oil or oil products, infectious or medical waste, asbestos or asbestos products, electric or magnetic or electromagnetic field and noise.

         O. OUTSIDE POSITION means the position of director, officer, manager, trustee or other equivalent executive position held by any duly elected or appointed director or officer of the Company in:

                  1. any Non-Profit Entity, if Non-Profit Outside Positions coverage is granted pursuant to Item 2 of the Declarations, or

                  2. any other entity, if such coverage is specifically granted by endorsement to this Policy,

                  if service in such position is with the knowledge and consent of, at the direction or request of, or part of the duties regularly assigned to the Insured Person by, the Company.

         P. NON-PROFIT ENTITY means any non-profit corporation, community chest, fund or foundation that is (i) not included in the definition of Company, and (ii) exempt from federal income tax as an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         Q.       SECURITIES CLAIM means any Claim which in whole or in part is:

                  1. brought by one or more securities holders of the Company, in their capacity as such, or

                  2. based upon, arising out of or attributable to the purchase or sale of, or offer to purchase or sell, any equity or debt securities issued by the Company, whether such purchase, sale or offer involves a transaction with the Company or occurs in the open market (including without limitation any such Claim brought by the Securities and Exchange Commission or any other claimant);

                  provided, however, that this definition shall apply only with respect to equity or debt securities issued by the Company for the purpose of raising capital for the Company and not securities issued in the course of the Company's business.

         R. SUBSIDIARY, either in the singular or plural, means any organization in which more than 50% of the outstanding voting securities representing the present right to vote for election of directors is owned, directly or indirectly, in any combination, by one or more Companies.

         S.       WRONGFUL ACT means:

                  1. any error, misstatement, misleading statement, act, omission, neglect, or breach of duty actually or allegedly committed or attempted by any of the Insured Persons in their capacity as such, or in an Outside Position or, with respect to Insuring Agreement C, by the Company, or

                  2. any matter claimed against the Insured Persons solely by reason of their serving in such capacity or in an Outside Position.

                  Except as may be otherwise specifically provided in this Policy, Wrongful Act does not include any conduct actually or allegedly committed or attempted by Insured Persons in their capacity as a director, officer, trustee or employee of any organization other than the Company, even if service in such capacity is with the knowledge and consent of, at the direction or request of, or part of the duties regularly assigned to the Insured Person by, the Company.

IV.      EXCLUSIONS

         A.       EXCLUSIONS APPLICABLE TO ALL INSURING AGREEMENTS

                  The Insurer shall not be liable for Loss on account of any Claim made against any Insured Person, or with respect to Insuring Agreement C, the Company:

                  1. based upon, arising out of, or attributable to any fact, circumstance or situation which has been the subject of any written notice given under any policy of which this Policy is a renewal or replacement;

                  2. based upon, arising out of, or attributable to any prior or pending litigation against the Company or any Insured Person as of the applicable Prior Litigation Date set forth in Item 8 of the Declarations, or the same or substantially the same fact, circumstance or situation underlying or alleged therein;

                  3. brought or maintained by or on behalf of the Company or any Insured Person in any capacity except:

                           (a) a Claim that is a derivative action brought or maintained on behalf of the Company by one or more persons who are not Insured Persons and who bring and maintain the Claim without the solicitation, assistance or active participation of the Company or any Insured Person,

                           (b) a Claim brought or maintained by any Insured Person for any actual or alleged employment-related Wrongful Act,

                           (c) a Claim brought or maintained by any Insured Person for contribution or indemnity, if the Claim directly results from another Claim covered under this Policy, or

                           (d) a Claim brought or maintained by any employee of the Company described in Subsection III.H(2);

                  4. for a Wrongful Act by an Insured Person in an Outside Position if such Claim is brought or maintained by or on behalf of the entity in which the Insured Person serves or by or on behalf of any director, officer or trustee of such entity except:

                           (a) a Claim that is a derivative action brought or maintained on behalf of such entity by one or more persons who are not directors, officers, or trustees of such entity and who bring and maintain the Claim without the solicitation, assistance or active participation of such entity or such directors, officers or trustees, or

                           (b) a Claim brought or maintained by a director, officer or trustee of such entity for any actual or alleged employment-related Wrongful Act;

                  5. for an actual or alleged violation of the responsibilities, obligations or duties imposed by the Employee Retirement Income Security Act of 1974 or amendments thereto or similar provisions of any federal, state or local statutory law or common law upon fiduciaries of any pension, profit sharing, health and welfare or other employee benefit plan or trust established or maintained for the purpose of providing benefits to employees of the Company;

                  6. for bodily injury, mental anguish, emotional distress, sickness, disease or death of any person, or for damage to or destruction of any tangible property including loss of use thereof, or for libel, slander, defamation of character or violation of a person's right of privacy; provided this exclusion shall not apply with respect to any actual or alleged mental anguish, emotional distress, libel, slander, defamation of character or violation of a person's right of privacy in any Claim by a past, present or prospective employee of the Company for any employment-related Wrongful Act; or

                  7. based upon, arising out of, or attributable to (1) the actual, alleged or threatened discharge, release, escape, seepage, migration or disposal of Pollutants into or on real or personal property, water or the atmosphere; or (2) any direction or request that the Company or the Insured Persons test for, monitor, clean up, remove, contain, treat, detoxify or neutralize Pollutants, or any voluntary decision to do so; including without limitation any Securities Claim or any other Claim by or on behalf of the Company, its securities holders or creditors based upon, arising out of, or attributable to the matters described in this exclusion.

         B.       EXCLUSIONS APPLICABLE TO INSURING AGREEMENT A ONLY

                  The Insurer shall not be liable under Insuring Agreement A for Loss on account of any Claim made against any Insured Person:

                  1. for an accounting of profits in fact made from the purchase or sale by such Insured Person of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 or amendments thereto or similar provisions of any federal, state or local statutory law or common law;

                  2. for any deliberately fraudulent act or omission or any willful violation of any statute or regulation if a judgment or other final adjudication adverse to such Insured Person establishes that such Insured Person committed such an act, omission or willful violation; or

                  3. based upon, arising out of, or attributable to such Insured Person gaining in fact any personal profit, remuneration or financial advantage to which such Insured Person was not legally entitled.

         C.       EXCLUSIONS APPLICABLE TO INSURING AGREEMENT C ONLY

                  The Insurer shall not be liable under Insuring Agreement C for Loss on account of any Securities Claim made against the
                  Company:

                  1. for any deliberately fraudulent act or omission or any willful violation of any statute or regulation if a judgment or other final adjudication adverse to the Company establishes that an Executive Officer of the Company committed such an act, omission or willful violation;

                  2. based upon, arising out of, or attributable to the Company gaining in fact any profit, remuneration or financial advantage to which the Company was not legally entitled;

                  3. based upon, arising out of, or attributable to the actual or proposed payment by the Company of allegedly inadequate consideration in connection with the Company's purchase of securities issued by any Company, provided however that this exclusion shall not apply to Defense Costs.

         D.       SEVERABILITY OF EXCLUSIONS

                  No fact pertaining to or knowledge possessed by any Insured Person shall be imputed to any other Insured Person for purposes of applying the exclusions set forth in this Section
                  IV. Only facts pertaining to or knowledge possessed by an Executive Officer shall be imputed to the Company for purposes of applying the exclusions set forth in this Section IV.

V.       GENERAL CONDITIONS AND LIMITATIONS

         A.       LIMIT OF LIABILITY, RETENTION AND COINSURANCE

                  For the purposes of this Policy, all Claims arising out of the same Wrongful Act and all Interrelated Wrongful Acts of the Insureds shall be deemed one Claim, and such Claim shall be deemed to be first made on the date the earliest of such Claims is first made against them, regardless of whether such date is before or during the Policy Period.

                  The Insurer's maximum liability for Loss on account of all Claims first made during the same Policy Period, whether covered under one or more Insuring Agreements, shall be the Limit of Liability for each Policy Period set forth in Item 3 of the Declarations.

                  Except as otherwise provided in this Subsection V.A, the Insurer's liability with respect to Loss arising from each Claim shall apply only to that part of Loss which is excess of the applicable Retention Amount set forth in Item 5 of the Declarations and such Retention Amount shall be borne by the Company uninsured and at its own risk. With respect to any Securities Claim, the applicable Retention Amount shall apply only to Defense Costs, not to any settlement, judgment or other damage.

                  No Retention Amount shall apply to Loss covered by Insuring Agreement A, except as otherwise provided in Subsection V.B of this Policy. If Loss arising from a single Claim is covered in part under Insuring Agreement A and in part under Insuring Agreements B or C, the applicable Retention Amount set forth in Item 5 of the Declarations shall be applied to that part of the Loss covered by Insuring Agreements B or C. The largest applicable Retention Amount set forth in Item 5 of the Declarations shall be the maximum Retention Amount applicable to all Loss on account of such Claim.

                  With respect to Loss covered under Insuring Agreements B or C (excess of the applicable Retention Amount) originating in any one Policy Period, the Company shall bear uninsured at its own risk the applicable percent of such Loss specified as the Coinsurance Percent in Item 6 of the Declarations and the Insurer's liability hereunder shall apply only to the remaining percent of such Loss.

                  Defense Costs shall be part of and not in addition to the Limits of Liability set forth in Item 3 of the Declarations, and Defense Costs shall reduce such Limit of Liability.

                  Notwithstanding any other provision in this Policy to the contrary, if any Securities Claim is fully and finally resolved with respect to all defendant Insureds without any defendant Insureds becoming legally liable to pay any monetary damages or settlement on account of such Securities

                  Claim, no Retention Amount or coinsurance percentages shall apply with respect to any Defense Costs on account of such Securities Claim.

                  For purposes of this Subsection V.A, the Limit of Liability for the Discovery Period, if exercised, shall be part of and not in addition to the Limit of Liability for the Policy Period. The purchase of the Discovery Period shall not increase or reinstate the Limit of Liability set forth in Item 3 of the Declarations, which shall be the maximum liability of the Insurer for all Loss on account of all Claims first made during such Policy Period and Discovery Period, combined.

         B.       INDEMNIFICATION

                  If the Company is permitted or required by common or statutory law, but fails or refuses, other than for reason of Financial Impairment, to advance Defense Costs or indemnify the Insured Persons for Loss, then, notwithstanding any other conditions, provisions or terms of this Policy to the contrary, any payment by the Insurer of such Defense Costs or other Loss shall be subject to (1) the Insuring Agreement B Retention Amount set forth in Item 5 of the Declarations, (2) the Coinsurance Percent set forth in Item 6 of the Declarations, and (3) all of the Exclusions set forth in Subsections IV.A and B of this Policy.

                  For purposes of this Subsection V.B, the shareholder and board of director resolutions of the Company shall be deemed to provide indemnification for such Defense Costs or other Loss to the fullest extent permitted by law.

         C.       NOTICE

                  The Insureds shall, as a condition precedent to their rights under this Policy, give to the Insurer written notice of any Claim made against the Insured Persons or, with respect to Insuring Agreement C, the Company as soon as practicable but in no event later than sixty (60) days after expiration of the Policy Period or, if exercised, during the Discovery Period.

                  If during the Policy Period or Discovery Period (if exercised) the Insureds become aware of circumstances which could give rise to a Claim for a Wrongful Act taking place before or during the Policy Period and give written notice of such circumstances and the other information referenced below to the Insurer during the Policy Period or Discovery Period (if exercised), then any Claims subsequently arising from such circumstances shall be considered to have been made during the Policy Period or the Discovery Period in which the circumstances were first reported to the Insurer.

                  The Insureds shall, as a condition precedent to exercising their rights under this Policy, (1) include within any notice of Claim or circumstance a description of the Claim or circumstances, the nature of the alleged Wrongful Act, the nature of the alleged or potential damage, the names of actual or potential claimants and Insured Persons involved, and the manner in which the Insureds first became aware of the Claim or circumstances, and (2) give to the Insurer such other information and cooperation as the Insurer may reasonably request.

                  All notices under any provision of this Policy shall be in writing and given by prepaid express courier, certified mail or fax properly addressed to the appropriate party. Notice to the Insureds may be given to the Parent Company at the address as shown in Item 1 of the Declarations. Notice to the Insurer of any Claim or circumstance shall be given to The St. Paul Companies, Inc., 385 Washington Street, St. Paul, Minnesota 55102-1396, Attention: Professional E&O Claim Unit. All other notices to the Insurer under this Policy shall be given to the same addressee but to the attention of the Financial and Professional Services Unit. Notice given as described above shall be deemed to be received and effective upon actual receipt thereof by the addressee or one day following the date such notice is sent, whichever is earlier.

         D.       DEFENSE AND SETTLEMENT

                  Subject to this Subsection V.D, it shall be the duty of the Insureds and not the duty of the Insurer to defend any Claim.

                  The Insureds agree not to settle or offer to settle any Claim, incur any Defense Costs or otherwise assume any contractual obligation or admit any liability with respect to any Claim without the Insurer's written consent. The Insurer shall not be liable for any settlement, Defense Costs, assumed obligation or admission to which it has not consented.

                  With respect to any Claim submitted for coverage under this Policy, the Insurer shall have the right and shall be given the opportunity to effectively associate with, and shall be consulted in advance by, the Insureds regarding (1) the selection of appropriate defense counsel, (2) substantive defense strategies, including without limitation decisions regarding the filing and content of substantive motions, and
                  (3) settlement negotiations.

                  The Insureds agree to provide the Insurer with all information, assistance and cooperation which the Insurer reasonably requests and agree that in the event of a Claim the Insureds will do nothing that shall prejudice the Insurer's position or its potential or actual rights of recovery. The Insurer may make any investigation it deems necessary.

                  Subject to Section V.E of this Policy, the Insurer shall advance on behalf of the Insureds Defense Costs which the Insured Persons or, with respect to Insuring Agreement C, the Company, have incurred in connection with Claims made against them, prior to disposition of such Claims, provided that to the extent it is finally established that any such Defense Costs are not covered under this Policy, the Insureds, severally according to their interests, agree to repay the Insurer such Defense Costs.

                  The Insurer may, with the written consent of the Insured, settle any Claim for solely a monetary amount which the Insurer deems reasonable. If the Insured withholds consent to such settlement, the Insurer's liability for all Loss on account of such Claim shall not exceed the amount for which the Insurer could have settled such Claim plus Defense Costs accrued as of the date such settlement was proposed in writing by the Insurer to the Insured.

                  The Insurer and the Insureds shall not unreasonably withhold any consent referenced in this Subsection V.D.

         E.       ALLOCATION

                  If in any Claim the Insureds incur Loss jointly with others, including the Company with respect to any Claim not covered under Insuring Agreement C, or incur an amount consisting of both Loss covered by this Policy and loss not covered by this Policy because the Claim includes both covered and uncovered matters, then the Insureds and the Insurer shall allocate such amount between covered Loss and uncovered loss based upon the relative legal exposures of the parties to covered and uncovered matters.

                  If there can be an agreement on an allocation of Defense Costs, the Insurer shall advance on a current basis Defense Costs allocated to covered Loss. If there can be no agreement on an allocation of Defense Costs, the Insurer shall advance on a current basis Defense Costs which the Insurer believes to be covered under this Policy until a different allocation is negotiated, arbitrated or judicially determined. Any advancement of Defense Costs shall be subject to, and conditioned upon receipt by the Insurer of, a written undertaking by the Insureds that such advanced amounts shall be repaid to the Insurer by the Insureds severally according to their respective interests if and to the extent the Insureds shall not be entitled under the terms and conditions of this Policy to coverage for such Defense Costs.

                  Any negotiated, arbitrated or judicially determined allocation of Defense Costs on account of a Claim shall be applied retroactively to all Defense Costs on account of such Claim, notwithstanding any prior advancement to the contrary. Any allocation or advancement of Defense Costs on account of a Claim shall not apply to or create any presumption with respect to the allocation of other Loss on account of such Claim or any other Claim.

         F.       OTHER INSURANCE

                  If any Loss arising from any Claim made against any Insured is insured under any other valid and collectible policy(ies), prior or current, then this Policy shall cover such Loss, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such Loss is in excess of the amount of such other insurance whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the Limits of Liability provided in this Policy.

         G.       CHANGES IN EXPOSURE

                  1.       Acquisition or Creation of Another Organization

                  If during the Policy Period the Company

                           (a) acquires securities in another organization or creates another organization, which as a result of such acquisition or creation becomes a Subsidiary, or

                           (b) acquires any organization by merger into or consolidation with the Company, such organization and its Insured Persons shall be covered under this Policy as follows:

                                    If the fair value of all cash, securities, assumed indebtedness and other consideration paid by the Company for any such acquisition or creation is less than 20% of the total assets of all of the Companies as reflected in the Companies' most recent financial statements as of the inception of the Policy Period, such organization and its Insured Persons shall automatically be covered under this Policy, but only with respect to Wrongful Acts taking place after such acquisition or creation, unless the Insurer agrees after presentation of a complete application and all appropriate information to provide coverage by endorsement for Wrongful Acts taking place prior to such acquisition or creation.

                                    With respect to all other acquisitions or creations described in subparts (a) or (b) above, such organization and its Insured Persons shall automatically be covered under this Policy but only for ninety (90) days or the remainder of the Policy Period, whichever is less, following the effective date of such acquisition or creation ("Automatic Coverage Period") and only with respect to Wrongful Acts taking place after such acquisition or creation. The Parent Company, as a condition precedent to further coverage with respect to such organization and its Insured Persons after such Automatic Coverage Period, shall give written notice of such acquisition or creation to the Insurer as soon as practicable but in no event later than forty-five (45) days following the effective date of such acquisition or creation, and shall thereafter promptly provide to the Insurer such information as the Insurer may request. Upon receipt of such notice and other information, the Insurer shall promptly provide to the Parent Company a quotation for coverage under this Policy for such organization and its Insured Persons for the remainder of the Policy Period. If the Parent Company fails to comply with such condition precedent, or if within thirty
                                    (30) days following receipt of such
                                    quotation the Parent Company fails to pay any additional premium or fails to agree to any additional coverage terms and conditions as set forth in such quotation, coverage otherwise afforded by this Subsection V.G(1) for such organization and its Insured Persons shall terminate upon expiration of such Automatic Coverage Period.

                  2.       Acquisition of Parent Company

                  If during the Policy Period

                           (a)      the Parent Company merges into or
                                    consolidates with another organization, or

                           (b) another organization, or person or group of organizations and/or persons acting in concert acquires securities or voting rights which result in ownership or voting control by the other organizations) or person(s) of more than 50% of the outstanding securities representing the present right to vote for the election of directors of the Parent Company, coverage under this Policy shall continue until termination of this Policy but only with respect to Claims for Wrongful Acts taking place prior to such merger, consolidation or acquisition. As of the effective date of such merger, consolidation or acquisition, all premiums paid or due at any time under this Policy shall be deemed fully earned and non-refundable.

                  The Parent Company shall give written notice of such merger, consolidation or acquisition to the Insurer as soon as practicable together with such information as the Insurer may request. Upon receipt of such notice and information and at the request of the Parent Company, the insurer shall promptly provide to the Parent Company a quotation for a three-year (or such lesser or greater period as may be negotiated with the Insurer) extension of coverage with respect to Claims for Wrongful Acts taking place prior to such merger, consolidation or acquisition. Any coverage extension pursuant to such quotation shall be conditioned upon the Insureds, within sixty
                  (60) days after receipt of such quotation: (i) giving to the Insurer written notice of their desire to elect such extended coverage; (ii) paying any additional premium required by the Insurer, which shall be deemed fully earned upon inception of such coverage extension, and (iii) accepting any additional terms and conditions required by the Insurer.

                  Such coverage extension shall not increase or reinstate the maximum Limit of Liability set forth in Item 3 of the Declarations and the Limit of Liability for such coverage extension shall be part of and not in addition to the Limit of Liability for the Policy Period.

                  The Insureds shall not be entitled to elect an extension of coverage under this Subsection V.G(2) if a Discovery Period is elected pursuant to Subsection II.D of this Policy.

                  3.       Cessation of Subsidiaries

                  If before or during the Policy Period an organization ceases to be a Subsidiary, coverage with respect to such Subsidiary and its Insured Persons shall continue until termination of this Policy but only with respect to Claims for Wrongful Acts taking place prior to the date such organization ceased to be a Subsidiary.

         H.       REPRESENTATIONS AND SEVERABILITY

                  In granting coverage under this Policy, the Insurer has relied upon the statements and representations in the Application. The Insureds represent that all such statements and representations are true and shall be deemed material to the acceptance of the risk or the hazard assumed by the Insurer under this Policy. This Policy is issued in reliance upon the truth thereof.

                  The Insureds agree that in the event that any such statements and representations are untrue, this Policy shall not afford any coverage with respect to any of the following Insureds:

                  1. any Insured Person who knew the facts that were not truthfully disclosed in the Application,

                  2. the Company, under Insuring Agreement B, to the extent it indemnifies any Insured Person referenced in (1), above, and

                  3. the Company, under Insuring Agreement C, if any Executive Officer knew the facts that were not truthfully disclosed in the Application,

                  whether or not such Insured Person or Executive Officer knew of such untruthful disclosure in the Application.

         I.       TERRITORY AND VALUATION

                  All premiums, limits, retentions, Loss and other amounts under this Policy are expressed and payable in the currency of the United States of America. If judgment is rendered, settlement is denominated or another element of Loss under this Policy is stated in a currency other than United States of America dollars, payment under this Policy shall be made in United States dollars at the rate of exchange published in The Wall Street Journal on the date the final judgment is reached, the amount of the settlement is agreed upon or the other element of Loss is due, respectively.

                  Coverage under this Policy shall extend to Wrongful Acts taking place or Claims made anywhere in the world.

         J.       TERMINATION OF POLICY

                  This Policy shall terminate at the earliest of the following times:

                  1. the effective date of termination specified in a prior written notice by the Parent Company to the Insurer, provided this Policy may not be terminated by the Parent Company after the effective date of the Parent Company merger, consolidation or acquisition as described in Subsection V.G(2);

                  2.       upon expiration of the Policy Period as set forth in
                           Item 4 of the Declarations;

                  3. ten (10) days after receipt by the Parent Company of a written notice of termination from the Insurer for failure to pay a premium when due, unless the premium is paid within such ten (10) day period; or

                  4. at such other time as may be agreed upon by the Insurer and the Parent Company.

                  The Insurer may not terminate this Policy prior to expiration of the Policy Period, except as provided above for non-payment of a premium. The Insurer shall refund the unearned premium computed at customary short rates if this Policy is terminated by the Parent Company. Under any other circumstances the refund shall be computed pro rata. Payment or tender of any unearned premium by the Insurer shall not be a condition precedent to the effectiveness of such termination, but such payment shall be made as soon as practicable.

         K.       SUBROGATION

                  In the event of any payment under this Policy, the Insurer shall be subrogated to the extent of such payment to all the Company's and the Insured Persons' rights of recovery, including without limitation the Insured Persons' rights to indemnification or advancement from the Company. The Company and the Insured Persons shall execute all papers required and shall do everything necessary to secure and preserve such rights, including the execution of such documents necessary to enable the Insurer effectively to bring suit in the name of the Insureds.

         L.       ACTION AGAINST THE INSURER

                  No action shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all the terms of this Policy. No person or organization shall have any right under this Policy to join the Insurer as a party to any action against Insureds to determine Insured's liability nor shall the Insurer be impleaded by the Insureds or their legal representatives. Bankruptcy or insolvency of an Insured or of the estate of any Insured Person shall not relieve the Insurer of its obligations nor deprive the Insurer of its rights or defenses under this Policy.

         M.       AUTHORIZATION CLAUSE

                  By acceptance of this Policy, the Parent Company agrees to act on behalf of the Insureds with respect to the giving and receiving of notice of Claim or termination, the payment of premiums and the receiving of any return premiums that may become due under this Policy, the agreement to and acceptance of endorsements, and the giving or receiving of any notice provided for in this Policy (except the giving of notice to apply for the Discovery Period), and the Insureds agree that the Parent Company shall act on their behalf.

         N.       ALTERATION AND ASSIGNMENT

                  No change in, modification of, or assignment of interest under this Policy shall be effective except when made by a written endorsement to this Policy which is signed by an authorized representative of the Insurer.

         O.       ARBITRATION

                  Only if requested by the Insureds, the Insurer shall submit any dispute, controversy or claim arising out of or relating to this Policy or the breach, termination or invalidity thereof to final and binding arbitration pursuant to such rules and procedures as the parties may agree. If the parties cannot so agree, the arbitration shall be administered by the American Arbitration Association in accordance with its then prevailing commercial arbitration rules. The arbitration panel shall consist of one arbitrator selected by the Insureds, one arbitrator selected by the insurer, and a third independent arbitrator selected by the first two arbitrators. In any such arbitration, each party will bear its own legal fees and expenses.

THE ST PAUL

                              STATEMENT OF CHANGES

          Financial Institution Corporate Indemnification and Directors
                            and Officers Policy-Form
                                 33000 Ed. 10-92

--------------------------------------------------------------------------------

The St. Paul has revised the 10-92 edition of its Financial Institution Directors and Officers Liability Policy-Form 33000 including the endorsements and supplements associated with the form. A new policy has been developed to replace Form 33000. The new form is titled Directors & Officers and Company Liability Policy and is identified by Form Number FP095 Ed. 1/97. Many provisions contained in previous endorsements to the prior policy were incorporated into the new policy. Our new policy also has endorsements and supplements that are used to tailor coverage to the specific needs of individual Insureds.

Other than grammatical modifications, the following changes and enhancements have been incorporated into the new policy and are addressed in the context of the Declarations, Policy Preamble, Insuring Agreements, Policy Extensions, Definitions, Exclusions and General Conditions and Limitations of the new form (hereafter referred to as policy).

                                DECLARATIONS PAGE

ITEM 2. is newly added and provides a schedule of the coverages granted. Insuring Agreement C is new to this policy and affords coverage for Securities Claims against the Company.

ITEM 5. allows for one retention amount to be scheduled for Defense Costs under Insuring Agreements B or C in each Securities Claim and another retention amount for Loss under Insuring Agreement B in each Claim other than Securities Claims.

ITEM 6. provides for the scheduling of different coinsurance percentages for Loss under Insuring Agreements B and C for Securities Claims and Loss under Insuring Agreement B for other than Securities Claims. Coinsurance remains optional. There is no coinsurance for Loss under Insuring Agreement A. Coinsurance was handled by endorsement to the prior policy.

ITEM 7. allows for scheduling Discovery Periods of varying lengths with a scheduled surcharge that coincides with the duration of the Discovery Period.

ITEM 8. is used to establish a prior or pending litigation date for Insuring Agreements A and B and a prior or pending litigation date for Insuring Agreement
C. The prior policy established prior and pending litigation dates by endorsement if they were different than the inception date of the Policy Period.

TABLE OF CONTENTS
To facilitate the reference to specific policy sections, a Table of Contents has been added immediately following the Policy Declarations.

                                 POLICY PREAMBLE

Both the new and prior policies are issued in reliance upon the statements made to the Insurer by the Application and make the Application a part of the policy. The policy does not require the application to be physically attached but rather deems it attached. The policy preamble should be read in conjunction with the Representations and Severability General Condition of the policy.

                               INSURING AGREEMENTS

All Insuring Agreements now use "pay on behalf of" language. Prior policy language called for the payment of the Insured's Loss and reimbursement of the Company for Loss resulting from the Company's indemnification obligation to Insureds. The order in which the Company Indemnification and Directors and Officers Individual Insuring Agreements appears has been reversed.

Insuring Agreement C is new and titled Company Securities Claim Liability Coverage. It affords coverage to the Company for Loss on account of any Securities Claim.

                                POLICY EXTENSIONS

ESTATES AND LEGAL REPRESENTATIVES
Claims for the Wrongful Acts of Insured Persons that are made against their estates, heirs or legal representatives are addressed in this new policy section. Previously, the estates and legal representatives were addressed within the policy definition of Insured.

SPOUSAL LIABILITY
A Claim against Insured Persons that includes the Insured Person's lawful spouse (because of that relationship or the spouses ownership interest in property sought in a recovery action by the claimant) that results in legal liability of the spouse is considered Loss of the Insured Person. This coverage extension, when granted under the prior policy, was provided by the Marital Estate Extension endorsement.

OUTSIDE POSITION LIABILITY
When scheduled within Item 2 of the Declarations, and subject to all policy terms and conditions, coverage under the policy for Insured Persons is extended to those serving as directors, officers or other similar executive positions of non-profit organizations per Section 501(c)(3) of the IRS code. Similar coverage was offered by various endorsements under the prior policy.

DISCOVERY PERIOD
The new policy contains a bilateral discovery provision which allows the Insureds to elect an extension of the policy coverage for the period of time set forth on the Declarations page. This option is available if either the Insurer or the Insureds (bilateral) non-renew or if the Parent Company terminates the policy. To allow for a negotiated period greater than or less than the standard 12 month option, no specific Discovery Period has been established within the policy. Such period is established in Item 7(B) of the Declarations and the Insureds must exercise their option within 30 days of termination or non renewal.

The prior policy had a fixed discovery period of 12 months which was available for purchase by the Insured only if the Insurer canceled or refused to renew the policy. Such right had to be exercised within 10 days after the effective date of cancellation or non renewal.

                                   DEFINITIONS

The policy contains definitions for the terms Application, Executive Officers, Financial Impairment, Interrelated Wrongful Acts, Policy, Outside Position, Non-Profit Entity, Pollutants and Securities Claim, none of which were defined in the prior policy. The Securities Claim definition is not limited to claims for violation of federal and state securities laws. There is coverage for Outside Positions held by any duly elected or appointed director or officer if service in such position is with the knowledge and consent of, the direction or request of, or a part of their regularly assigned duties by, the Company.

CLAIM includes a written demand for monetary damages or a civil proceeding against an Insured Person or with respect to Insuring Agreement C, the Company, and a criminal proceeding commenced by an indictment or a formal civil administrative or regulatory proceeding against an Insured Person commenced by the filing of a notice of charges, formal investigative order or similar document. The prior policy did not include in its definition of Claim, a written demand for monetary damages.

COMPANY is defined as the organization(s) named in Item 1 of the Declarations and their subsidiaries. The prior policy defined Corporation(s) as those listed in Item 1 of the Declarations.

INSUREDS as defined in the policy means the Insured Persons and, solely with respect to Insuring Agreements B and C, the Company. The prior policy definition of Insured was limited to elected Directors and elected or appointed Officers.

INSURED PERSONS
Language has been added to include the functional equivalent of directors and officers with respect to foreign subsidiaries.

Duly elected or appointed directors or officers of the Company serving in an Outside Positions are included in the definition.

Full and part time employees who are not directors or officers are covered as Insured Persons for Claims initially made jointly against them and directors and officers (co-defendant coverage) if such coverage is granted pursuant to Item 2 of the Declarations. The prior policy was amended by endorsement when co-defendant coverage was provided.

Whether or not named jointly in a Claim with a director or officer, full and part time employees (who are not directors or officers) are covered for Securities Claims and Claims for employment-related Wrongful Acts if such coverage is granted pursuant to Item 2 of the Declarations. Coverage for such employees for employment related Wrongful Acts was provided by endorsement under the prior policy.

LOSS includes punitive and multiple damages incurred by the Insureds to the extent such damages are insurable under applicable law.

WRONGFUL ACT now includes the terms act and neglect in the definition, and encompasses Wrongful Acts by Insured Persons serving in an Outside Position capacity. The prior policy used the term negligent act in this definition.

                                   EXCLUSIONS

Under the policy, certain exclusions have been designated as applicable to all of the Insuring Agreements, others are applicable only to Insuring Agreement A (Directors and Officers Individual Coverage) and others only to Insuring Agreement C (Company Securities Claim Liability Coverage).

Namely, the dishonesty/willful statute violation exclusion, the personal profit exclusion and the accounting of profits from the purchase or sale of Company securities within the meaning of Section 16(b) of the Securities Exchange Act of 1934, no longer apply to Insuring Agreement B. These exclusions apply to Insuring Agreement A and the first two of these exclusions are also applicable to Insuring Agreement C but were modified for Insuring Agreement C as follows:

* the dishonesty/willful act exclusion is limited to acts by Executive Officers of the Company,
*        the personal profit exclusion refers to the Company and not Insured
         Persons.

Also excluded from coverage provided under Insuring Agreement C is Loss, other than Defense Costs, for the purchase by the Company of its securities at a perceived inadequate share price.

Under the prior policy, all policy exclusions were applicable to both Insuring Agreements. The prior policy contained a regulatory exclusion, a "greenmail" exclusion and a failure to carry adequate insurance exclusion. These have not been carried forward to the new form.

The dishonesty/willful act exclusion in the policy is predicated on a judgment or other final adjudication adverse to the Insured Persons or Company. Previously, a committing in fact standard was required to activate the exclusion.

The prior policy exclusion for Loss insured by other policies, except on an excess basis, is asserted as General Condition and Limitation F. in the new policy.

Coverage for employment related Wrongful Act Claims against Insured Persons is now automatically covered in the policy. Consequently, the Insured vs. Insured exclusion under the policy has been narrowed by exempting Claims for employment related Wrongful Acts. The prior policy Insured versus Insured exclusion only exempted wrongful termination of employment Claims brought by former employees that were not also directors.

The bodily injury/property damage exclusion of the policy has also been amended to remove the mental anguish and emotional distress component as respects employment-related Wrongful Acts. The bodily injury/property damage exclusion of the prior policy was similarly amended by endorsement.

Additionally, the Insured vs. Insured exclusion in the new policy does not apply to an outside directorship liability Claim consisting of independently prosecuted derivative actions on behalf of the outside entity or an EPL Claim brought by directors, officers or trustees of the outside entity.

An IRA/Keogh account exclusion was attached by endorsement to the prior policy if such coverage was not purchased. The new form automatically provides IRA/Keogh Coverage for Insured Persons for breaches of fiduciary duty granted by the limited trust authority of the accounts or plans.

SEVERABILITY OF EXCLUSIONS
The Exclusions are fully severable for Insured Persons under the new policy. Only facts pertaining to or knowledge possessed by an Executive Officer (chairman, president, chief executive officer, chief financial officer, and in-house general counsel) shall be imputed to the Company for purposes of applying the exclusions to the coverage provided under Insuring Agreements B and
C. Under the prior policy only the gaining in personal profit/illegal remuneration, Securities and Exchange Act Section 16(b) and criminal/fraudulent act exclusions were severable to other Insured Persons.

                             GENERAL CONDITIONS AND
                                   LIMITATIONS

SECURITIES CLAIM RETENTION
The retention applicable to any Securities Claim applies only to Defense Costs, not settlements or judgments. If the Securities Claim is fully resolved without any Insured becoming liable for any monetary damage or settlement amount, the Retention Amount and any applicable coinsurance amount does not apply to the Defense Costs.

No Retention Amount applies to Insuring Agreement A (Directors and Officers Individual Coverage) unless the Company fails or refuses, other than for reason of financial impairment, to indemnify the Insureds.

INDEMNIFICATION
If the Company is permitted or required to indemnify but fails to do so for any reason other than Financial Impairment, the Insurer's obligation for Loss will be subject to the Insuring Agreement B coinsurance and Retention Amount. The prior policy did not address Financial Impairment of the Company.

NOTICE
This General Condition was previously titled Claim Reporting Provisions. Notice of Claims made during the Policy Period is to be provided as soon as practicable but not later than sixty days after the expiration of the Policy Period or during the Discovery Period, if exercised. The prior policy required reporting of Claim as soon as practicable and during the Policy Period or Discovery Period, if exercised.

During the Policy Period or Discovery Period of the new form, the Insureds are allowed to report circumstances which could give rise to a Claim for Wrongful Acts committed before or during the Policy Period. The prior policy only allowed the reporting of such circumstances during the Policy Period.

DEFENSE AND SETTLEMENT
The policy obligates the Insurer to advance Defense Costs under all Insuring Agreements which the Insurer believes to be reasonably allocated to covered Loss. Under the prior policy the Insurer had the discretion to advance Defense Costs under the Directors and Officers individual Insuring Agreement.

The Insurer may settle a Claim with the consent of the Insured for a reasonable monetary amount. Absent the Insureds consent, the Insurer's maximum liability for all Loss on account of the Claim is capped at the amount for which the Insurer could have settled plus Defense Costs accrued as of the proposed settlement date. The prior policy contained no similar provision.

ALLOCATION
Allocation for Loss under the policy for covered and uncovered matters and/or Claims against Insureds and others jointly is based upon the relative legal exposures of the parties to covered and uncovered matters. This provision in the prior policy required the Insurer, Company and Insured Persons to use their best efforts to determine a fair and proper allocation of the Defense Costs and joint settlements.

CHANGES IN EXPOSURE
Acquisition or Creation of Another Organization-The new policy automatically grants coverage with respect to newly acquired or created subsidiaries or any organization acquired by merger or consolidation into the Company. Such coverage is on a prior acts excluded basis. If the consideration paid for such acquisitions or creations is less than 20% of the Parent Companies consolidated financial statement assets, the coverage is provided for the remainder of the Policy Period without premium charge. All other such acquisitions or creations automatically receive 90 days prior acts excluded coverage. The prior policy only granted 90 days prior acts excluded coverage but for all size subsidiaries without premium charge. All mergers, purchase of assets by or consolidations into the Company required a 90 day notice provision.

Acquisition of Parent Company-The policy provides that the policy continues for the remainder of the Policy Period if the majority ownership of the Parent Company is acquired or it merges into or consolidates with another organization. Such continuation is only for Wrongful Acts taking place prior to the merger, consolidation or acquisition. In these instances the Insurer is obligated to issue a quote for a 3-year extension of coverage (run-off period) or such lesser or greater period as may be negotiated. The prior policy continued for the remainder of the Policy Period if the majority ownership of the Parent Company was acquired or it merged into or consolidated with another organization but without a run off period option.

Cessation of Subsidiaries-Coverage of Insured Persons for sold or dissolved subsidiaries is now specifically provided under the policy and only for Wrongful Acts that occurred before the date of sale or dissolution.

REPRESENTATIONS AND SEVERABILITY
Coverage of the policy is granted in reliance upon the statements and representations in the Application with such information represented as truthful and material to the risk assumed. Such representations are severable as respects Insured Persons that had no knowledge of the misrepresentations. Coverage under Insuring Agreement C is void if an Executive Officer had knowledge of the misrepresentations. The prior policy application statements were not made severable unless a Severability Endorsement was attached.

TERMINATION OF POLICY
The policy is non-cancelable by the Insurer except for non-payment of premium. If the Parent Company is acquired, the policy becomes non-cancelable by the Parent Company unless it initiates cancellation prior to the acquisition, merger or consolidation. The Insurer could cancel the prior policy with 60 days written notice.

ARBITRATION
The policy provides that, if requested by the Insureds, the Insurer will arbitrate any coverage dispute and if rules and procedures cannot be agreed to by the parties, then pursuant to AAA arbitration rules. No such provision existed under the prior form.

                            SUPPLEMENTS/ENDORSEMENTS

TRUST E&O SUPPLEMENT
The Trust E&O Supplement-Form 33003 Ed. 10/92 used with our prior policy was revised. Major changes to our new Trust E&O Supplement Form FP092 Ed. 1/97 involved adapting many of the new or revised Definitions, Exclusions and General Terms and Conditions of our new D&O policy into the Supplement.

The definition of Loss remains consistent with the prior supplement definition and two new exclusions were added to further clarify the intent of coverage.

The Company sponsored pension or welfare benefit plan exclusion was added because of the coverage now afforded by our Fiduciaries' Liability Supplement for Loss by the Plan Sponsor. Additionally, the standard exclusion for liability of others assumed by the Company under a contract or agreement (unless the Company would have otherwise been liable) was added.

FIDUCIARIES' LIABILITY SUPPLEMENT
We revised the Fiduciaries' Liability Supplement-Form 33002 Ed. 10/92 used with our prior policy. Its new form number is FP043 Ed. 1/97. In addition to adapting many of the new or revised Definitions, Exclusions and General Terms and Conditions of our new D&O policy into the Supplement, we made the following changes. Definition of Insured has been materially expanded and includes:

* the Plan Sponsor, Parent Company and Trust or Benefit Plan scheduled in the Declarations,
* any natural person "named fiduciary" as defined in the Establishment of Plan section of ERISA including a trustee, administrator, or employee of the Trust or Benefit Plan while acting in such capacity and
* Fiduciaries that are directors, officers or employees of the Plan Sponsor or Parent Company.

Insured does not include certain enumerated professionals that aren't permanent employees of the Parent Company, Plan Sponsor or Trust or Benefit Plan nor entities under contract to perform Benefit or Plan services.

The definition of Loss remains consistent with the prior supplement Definition of Loss but has been expanded to include the assessment of civil penalties in specific percentage amounts as outlined within specified ERISA sections.

Wrongful Act now includes any act, error or omission of the Insured in the Administration (as defined) of any Trust or Benefit Plan scheduled in the Declarations.

Newly added exclusions include Pollution exclusion K, and exclusions I, J and L. The latter were added as a result of the broadened definition of Insured. They address bankruptcy of or suspension of payments by any banking firm or broker dealer, liability of others assumed by the Insured under a contract or agreement (unless the Insured would have otherwise been liable) or agreement and failure to fund a Trust or Benefit Plan.

IRA/KEOGH COVERAGE
A newly created endorsement titled IRA/Keogh Account Administration Entity Coverage extends the coverage afforded by the Policy to include Loss arising from Claim(s) for any Wrongful Act by the Company in its capacity as trustee of any Individual Retirement Account (I.R.A.) or Keogh Account (H.R. 10 Plan) provided such trustee activity is allowed under the limited trust authority granted by the accounts and/or plans.

--------------------------------------------------------------------------------
THE STATEMENTS CONTAINED HEREIN ARE INTENDED TO BE INFORMATIVE. THE TERMS AND PROVISIONS OF THE POLICY AND ENDORSEMENTS WILL GOVERN ANY QUESTIONS ARISING IN CONNECTION THEREWITH.
--------------------------------------------------------------------------------

                                                                     THE ST PAUL
POLICY FORM LIST

Here's a list of all forms included in your
policy, on the date shown below. These forms
are listed in the same order as they appear in
your policy.
--------------------------------------------------------------------------------

TITLE                                                            FORM NUMBER    EDITION DATE
Directors & Officers and Company Liability Policy Declarations      FP096          01-97
    Policy Form List                                                40705          05-84
Directors and Officers and Company Liability Policy                 FP095          01-97
    Amend Exclusion IV.A.2. Endorsement                             FP009          01-97
    Employment Related Wrongful Act Exclusion                       FP036          01-97
    Policy Year/Discovery Period Amendatory Endorsement             FP074          09-97
Minnesota Amendatory Endorsement                                    FP111          01-97
Fiduciaries' Liability Supplement                                   FP043          09-97
    I.R.A/Keogh Account Administration Entity Coverage              FP057          01-97
    Additional Position                                             FP004          01-97
    Changes in Exposure Amendatory Endorsement                      FP022          01-97
    Delete Exclusion                                                FP028          01-97
    Insurance Agents Limitation                                     FP052          01-97
    Outside Position Liability Endorsement                          FP068          01-97
    Blanket Professional Errors And Omissions Exclusion             FP248          10-98
    Lender Liability Exclusion                                      FP249          10-98





--------------------------------------------------------------------------------
NAME OF INSURED              POLICY NUMBER 563CM0312     EFFECTIVE DATE 08/01/99
BREMER FINANCIAL CORPORATION   PROCESSING DATE 10/20/99  15:11    001
--------------------------------------------------------------------------------

                                                                     THE ST PAUL



                            ENDORSEMENT OR RIDER NO.

THE FOLLOWING SPACES PRECEDED BY AN (*) NEED NOT BE COMPLETED IF THIS ENDORSEMENT OR RIDER AND THE POLICY HAVE THE SAME INCEPTION DATE.

------------------------- --------------------- --------------------------------------------------
ATTACHED TO AND FORMING    DATE ENDORSEMENT OR   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  PART OF POLICY NO.         RIDER EXECUTED                            12:01 A.M. LOCAL TIME AS
                                                                       SPECIFIED IN THE POLICY
       563CM0312                10/20/99         08/01/99

--------------------------------------------------------------------------------------------------
* ISSUED TO

BREMER FINANCIAL CORPORATION
--------------------------------------------------------------------------------------------------

                       AMEND EXCLUSION IV.A.2. ENDORSEMENT
                                 FP009 ED. 1/97

In consideration of the premium charged, it is understood and agreed that Subsection IV. Exclusions, A.2. is amended to read as follows:

(Only items with an X in the box apply)

[X] arising from any prior or pending litigation as of 08/01/95, as respects the first $10,000,000. Limit of Liability provided hereunder as well as all future Claims or litigation based upon the pending or prior litigation or derived from the same or substantially the same fact, circumstance or situation underlying or alleged therein; and

[X] arising from any prior or pending litigation as of 08/01/96, as respects the first $3,000,000. excess of $10,000,000. Limit of Liability provided hereunder as well as all future Claims or litigation based upon the pending or prior litigation or derived from the same or substantially the same fact, circumstance or situation underlying or alleged therein; and

[X] arising from any prior or pending litigation as of 08/01/99, as respects the first $2,000,000 excess of $13,000,000. Limit of Liability provided hereunder as well as all future Claims or litigation based upon the pending or prior litigation or derived from the same or substantially the same fact, circumstance or situation underlying or alleged therein; and





Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy, other than as above stated.



                                        By
                                           -------------------------------------
                                                 Authorized Representative


                                     INSURED

                            ENDORSEMENT OR RIDER NO.

THE FOLLOWING SPACES PRECEDED BY AN (*) NEED NOT BE COMPLETED IF THIS ENDORSEMENT OR RIDER AND THE POLICY HAVE THE SAME INCEPTION DATE.

------------------------- --------------------- --------------------------------------------------
ATTACHED TO AND FORMING    DATE ENDORSEMENT OR   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  PART OF POLICY NO.         RIDER EXECUTED                            12:01 A.M. LOCAL TIME AS
                                                                       SPECIFIED IN THE POLICY
       563CM0312                10/20/99         08/01/99

--------------------------------------------------------------------------------------------------
* ISSUED TO

BREMER FINANCIAL CORPORATION
--------------------------------------------------------------------------------------------------

                    EMPLOYMENT RELATED WRONGFUL ACT EXCLUSION
                                 FP036 ED. 1/97

In consideration of the premium charged, it is understood and agreed that the Insurer shall not be liable for Loss on account of any Employment Practices Claim based upon, arising out of, or attributable to any actual or alleged employment related Wrongful Act.

EMPLOYMENT PRACTICES CLAIM as used in this endorsement means:
     (1)  a written demand against any Insured for monetary damages,
     (2) a civil proceeding against any Insured commenced by the service of a complaint or similar pleading,
     (3) a criminal proceeding against any Insured commenced by a return of an indictment, or
     (4) a formal civil, administrative or regulatory proceeding against any Insured commenced by the filing of a notice of charges, formal investigative order or similar document for an employment related Wrongful Act, including any appeal therefrom.

It is further understood and agreed that Subsection IV.A. of the Policy is amended as follows:

1.   Exclusion 3. (b) is hereby deleted in its entirety.
2.   Exclusion 6. is deleted in its entirety and replaced with the following:
     6. for bodily injury, mental anguish, emotional distress, sickness, disease or death of any person or damage to or destruction of any tangible property including loss of use thereof; or






Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy, other than as above stated.



                                        By
                                           -------------------------------------
                                                 Authorized Representative


                                    INSURED

                            ENDORSEMENT OR RIDER NO.

THE FOLLOWING SPACES PRECEDED BY AN (*) NEED NOT BE COMPLETED IF THIS ENDORSEMENT OR RIDER AND THE POLICY HAVE THE SAME INCEPTION DATE.

------------------------- --------------------- --------------------------------------------------
ATTACHED TO AND FORMING    DATE ENDORSEMENT OR   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  PART OF POLICY NO.         RIDER EXECUTED                            12:01 A.M. LOCAL TIME AS
                                                                       SPECIFIED IN THE POLICY
       563CM0312                10/20/99         08/01/99

--------------------------------------------------------------------------------------------------
* ISSUED TO

BREMER FINANCIAL CORPORATION
--------------------------------------------------------------------------------------------------

               POLICY YEAR/DISCOVERY PERIOD AMENDATORY ENDORSEMENT
                                 FP074 ED. 9/97

In consideration of the premium charged, it is understood and agreed that:

1. (a) Item 3. of the Declarations of the Policy is hereby amended to read as follows:

          ITEM 3. LIMIT OF LIABILITY
               $15,000,000. Each Policy Year under all Insuring Agreements, combined. NOTE THAT THE LIMITS OF LIABILITY AND ANY RETENTION ARE REDUCED OR EXHAUSTED BY DEFENSE COSTS.

     (b) Only for purposes of coverage under the Fiduciaries' Liability Supplement FP043, Item 3. of the Declarations is amended to read in its entirety as follows:

          ITEM 3. LIMIT OF LIABILITY: $10,000,000. Each Policy Year under the Fiduciaries' Liability Coverage Insuring Agreement.
     NOTE THAT THE LIMIT OF LIABILITY AND ANY RETENTION ARE REDUCED OR EXHAUSTED BY DEFENSE COSTS.

     (c) Item F. of the Trust Liability Errors & Omissions Supplement FP092 is hereby amended to read as follows:
          F.   LIMIT OF LIABILITY
               $N/A Each Policy Year. THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED FOR DEFENSE COSTS.

     (d) Only for purposes of coverage under the Employment Practices Liability Supplement FP035, Item 3. of the Declarations is amended to read in its entirety as follows:

          ITEM 3. LIMIT OF LIABILITY: $N/A Each Policy Year under Insuring Agreement D.
     NOTE THAT THE LIMIT OF LIABILITY AND ANY RETENTION ARE REDUCED OR EXHAUSTED BY DEFENSE COSTS.

     (e) Only for purposes of coverage under the Employment Practices Liability Entity Coverage Endorsement FP034, Item 3 of the Declarations is amended to read in its entirety as follows:

          ITEM 3. LIMIT OF LIABILITY: $N/A Each Policy Year under Insuring Agreement D, which shall be part of and not in addition to the Limit of Liability applicable to all other Insuring Agreements under this Policy.
     NOTE THAT THE LIMIT OF LIABILITY AND ANY RETENTION ARE REDUCED OR EXHAUSTED BY DEFENSE COSTS.

2. Subsection III. DEFINITIONS of the Policy and Section 3. DEFINITIONS of Trust Liability Errors & Omissions Supplement FP092 are hereby amended by adding the following definition:

     The term POLICY YEAR means the period of one year following the inception date of the Policy Period of this Policy or any anniversary thereof, or if the time between the inception date of the Policy Period or anniversary thereof and the termination of the Policy is less than one year, then such lesser period.

3. (a) Subsection V.A., Limit of Liability, Retention and Coinsurance, of the Policy is amended by -

          (i)  deleting the first paragraph and replacing it with the following:

               For purposes of this Policy, all Claims arising out of the same Wrongful Act and all Interrelated Wrongful Acts of the Insureds shall be deemed one Claim, and such Claim shall be deemed to be first made in the Policy Year in which the earliest of such Claims is first made against them, regardless of whether such date is before or during the Policy Period.

          (ii) deleting the second paragraph and replacing it with the following:

               The Insurer's maximum liability for Loss on account of all Claims first made during the same Policy Year, whether covered under one or more Insuring Agreements, shall be the Limit of Liability for each Policy Year set forth in the Declarations as amended in part 1 of this endorsement.

          (iii) deleting the last paragraph and replacing it with the following:

               For purposes of this Subsection V.A., the Limit of Liability of the Insurer for the Discovery Period, if exercised, shall be part of and not in addition to the Limit of Liability available in the immediately preceding Policy Year. The purchase of the Discovery Period shall not increase or reinstate the Limit of Liability set forth in Item 3 of the Declarations as amended in part 1 of this endorsement, which shall be the maximum liability of the Insurer for all Loss on account of all Claims first made during such Policy Year and Discovery Period, combined.

     (b) Section 5. Limit of Liability and Retention, of the Trust Liability Errors & Omissions Supplement is amended by deleting paragraphs A, B and E and replacing them as follows:

          A. For purposes of this Supplement, all Claims arising out of the same Wrongful Act and all Interrelated Wrongful Acts (as defined in Subsection III. DEFINITIONS of the Policy to which this Supplement is attached) of the Insured shall be deemed one Claim, and such Claim shall be deemed to be first made in the Policy Year in which the earliest of such Claims is first made, regardless of whether such date is before or during the Policy Period.

          B. The Insurer's maximum liability for Loss on account of all Claims first made during the same Policy Year shall be the Limit of Liability for each Policy Year set forth in Section 1.F. of this Supplement as amended in part 1 of this endorsement.

          E. For purposes of this Section, the Limit of Liability of the Insurer for the Discovery Period, if exercised, shall be part of and not in addition to the Limit of Liability available in the immediately preceding Policy Year. The purchase of the Discovery Period shall not increase or reinstate the Limit of Liability set forth in Section 1.F. of this Supplement as amended in part 1 of this endorsement, which shall be the maximum liability of the Insurer for all Loss on account of all Claims first made during such Policy Year and Discovery Period, combined.

     (c) Part (a.) of the ninth paragraph of the Employment Practices Liability Supplement, FP035, is amended to read in its entirety as follows:

          a. The Insurer's maximum liability under Insuring Agreement D for all Loss on account of all Employment Practices Claims first made during the Policy Year shall be the Limit of Liability set forth in Item 3 of the Declarations as amended by item 1 (d) of this endorsement. Such Limit of Liability shall be separate from, in addition to, and not part of the Limit of Liability applicable to all other Insuring Agreements under this Policy. Any Loss paid by the Insurer under Insuring Agreement D shall not reduce or exhaust the Limit of Liability applicable to all other Insuring Agreements, and any Loss paid by the Insurer under any other Insuring Agreement shall not reduce or exhaust the Limit of Liability applicable to Insuring Agreement D.

     (d) Part (a.) of the eighth paragraph of the Employment Practices Liability Entity Coverage Endorsement, FP034 is amended to read in its entirety as follows:

          a. The Insurer's maximum liability under Insuring Agreement D for all Loss on account of all Employment Practices Claims first made during the Policy Year shall be the Limit of Liability set forth in Item 3 of the Declarations as amended by item 1 (e) of this endorsement. Such Limit of Liability is a sublimit which further limits and does not increase the Insurer's maximum liability under this Policy. Any Loss paid by the Insurer under Insuring Agreement D shall reduce or exhaust the Limit of Liability applicable to all other Insuring Agreements, and any Loss paid by the Insurer under any other Insuring Agreement shall reduce or exhaust the Limit of Liability applicable to Insuring Agreement D.

     (e) Part (a.) of the eighth paragraph of the Fiduciaries' Liability Supplement, FP043, is amended to read in its entirety as follows:

          a. The Insurer's maximum liability under the Fiduciaries' Liability Coverage Insuring Agreement for all Loss on account of all Claims first made during the Policy Year shall be the Limit of Liability set forth in Item 3 of the Declarations as amended by item 1 (b) of this endorsement. Such Limit of Liability shall be separate from, in addition to, and not part of the Limit of Liability applicable to all other Insuring Agreements under this Policy. Any Loss paid by the Insurer under the Fiduciaries' Liability Coverage Insuring Agreement shall not reduce or exhaust the Limit of Liability applicable to all other Insuring Agreements, and any Loss paid by the Insurer under any other Insuring Agreement shall not reduce or exhaust the Limit of Liability applicable to the Fiduciaries' Liability Coverage Insuring Agreement.

4. Subsection V. C., Notice is hereby amended by deleting the first and second paragraphs and replacing them as follows:

     The Insureds shall, as a condition precedent to their rights under this Policy, give to the Insurer written notice of any Claim made against the Insureds as soon as practicable but in no event later than sixty (60) days after expiration of the Policy Year in which the Claim was first made or, if exercised, during the Discovery Period. Such Claim shall be subject to the Limit of Liability of the Policy Year in which such Claim was first made against the Insured.

     A Claim made during the Discovery Period shall be considered to be a Claim made during the Policy Year immediately preceding the Discovery Period.

     If during the Policy Period or Discovery Period, if exercised, the Insureds become aware of circumstances which could give rise to a Claim for a Wrongful Act taking place before or during the Policy Period and give written notice of such circumstances and the other information referenced below to the Insurer during the Policy Year or Discovery Period, if exercised, then any Claims subsequently arising from such circumstances shall be considered to have been made during the Policy Year or the Discovery Period in which the circumstances were first reported to the Insurer.





Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy, other than as above stated.



                                        By
                                           -------------------------------------
                                                 Authorized Representative


                                     INSURED

                            ENDORSEMENT OR RIDER NO.

THE FOLLOWING SPACES PRECEDED BY AN (*) NEED NOT BE COMPLETED IF THIS ENDORSEMENT OR RIDER AND THE POLICY HAVE THE SAME INCEPTION DATE.

------------------------- --------------------- --------------------------------------------------
ATTACHED TO AND FORMING    DATE ENDORSEMENT OR   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  PART OF POLICY NO.         RIDER EXECUTED                            12:01 A.M. LOCAL TIME AS
                                                                       SPECIFIED IN THE POLICY
       563CM0312                10/20/99         08/01/99

--------------------------------------------------------------------------------------------------
* ISSUED TO

BREMER FINANCIAL CORPORATION
--------------------------------------------------------------------------------------------------

                        MINNESOTA AMENDATORY ENDORSEMENT
                                 FP111 ED. 1/97

In consideration of the premium charged it is understood and agreed that Subsection III.J. Loss is amended to include:

1. The Insurer shall be liable for the Insured's share of pre-judgment interest included in a judgment covered as Loss under this Policy as follows:

     (1) If the principal amount of such judgment prior to the inclusion of the Insured's portion of pre-judgment interest is within the Remaining Limit of Liability, then the Insurer shall be liable for the total amount of such judgment covered as Loss including the Insured's share of pre-judgment interest even if the total amount of the judgment and pre-judgment interest combined is in excess of the Remaining Limit of Liability, however

     (2) If the principal amount of such judgment prior to the inclusion of the Insured's portion of pre-judgment interest is in excess of the Remaining Limit of Liability, then the Insurer shall not be liable for that portion of Loss including Defense Costs and pre-judgment interest, that exceed the Remaining Limit of Liability.

     As respects the coverage provided under this endorsement, REMAINING LIMIT OF LIABILITY shall mean the Limit of Liability as stated in Item 3 of the Declarations less any reduction or exhaustion of the Limit of Liability due to payment of Loss, including Defense Costs, made prior to entry of the judgment.

2.   Subsection V.J. of the Policy is amended by adding the following:

     Nonrenewal
     This Policy may be nonrenewed by or on behalf of the Insurer by delivering to the Parent Company written notice of its intention to nonrenew the Policy at least sixty (60) days prior to the effective date of nonrenewal.

3.   Subsection V.K. of the Policy is amended by adding the following:

     Nothing contained in this Subsection V.K. shall serve to alter, waive, vary or amend the provisions of Minnesota Statute Section 60A.41, and this subsection shall be interpreted in accordance with the provisions of said statute.


Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy, other than as above stated.


                                        By
                                           -------------------------------------
                                                 Authorized Representative


                                     INSURED

                            ENDORSEMENT OR RIDER NO.
                        FIDUCIARIES' LIABILITY SUPPLEMENT
                                 FP043 REV. 9/97

THE FOLLOWING SPACES PRECEDED BY AN (*) NEED NOT BE COMPLETED IF THIS ENDORSEMENT OR RIDER AND THE POLICY HAVE THE SAME INCEPTION DATE.

------------------------- --------------------- --------------------------------------------------
ATTACHED TO AND FORMING    DATE ENDORSEMENT OR   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  PART OF POLICY NO.         RIDER EXECUTED                            12:01 A.M. LOCAL TIME AS
                                                                       SPECIFIED IN THE POLICY
       563CM0312                10/20/99         08/01/99

--------------------------------------------------------------------------------------------------
* ISSUED TO

BREMER FINANCIAL CORPORATION
--------------------------------------------------------------------------------------------------


In consideration of the premium charged, it is hereby understood and agreed that this Policy is amended as follows:

1. Only for purposes of coverage under this Supplement, Items 3, 5, 6 and 8 of the Declarations are amended to read in their entirety as follows and the following new Items 10, 11, 12 and 13 are added to the Declarations.

     ITEM 3. LIMIT OF LIABILITY: $10,000,000. Each Policy Period under the Fiduciaries' Liability Insuring Agreement of this Supplement.
          NOTE THAT THE LIMIT OF LIABILITY AND ANY RETENTION ARE REDUCED OR EXHAUSTED BY DEFENSE COSTS.

     ITEM 5. RETENTION AMOUNT:
             (A) Non-indemnifiable Loss of Insured Persons:  $5,000.
             (B) All Other Loss:  $25,000.

     ITEM 6. COINSURANCE PERCENT:  0%

     ITEM 8. PRIOR LITIGATION DATE:
             (A) Claims against natural person Insureds:  08/01/1995
             (B) Claims against Parent Company, Plan Sponsor, or Plan:
                 08/01/1995

     ITEM 10. RETROACTIVE DATE:
             (A) Claims against natural person Insureds: N/A
             (B) Claims against Parent Company, Plan Sponsor, or Plan: N/A

     ITEM 11. SCHEDULE OF PLANS AND PLAN SPONSOR:

           NAME OF PLAN                            PLAN SPONSOR
           ------------                            ------------

     SEE ADDENDUM #1                         BREMER FINANCIAL CORPORATION





     ITEM 12. ADDITIONAL FIDUCIARIES:
     NONE

     ITEM 13. [ ] If an "X" is inserted in the box, then in the event that an Insured breaches any fiduciary obligation imposed by the Employee Retirement Income Security Act of 1974 or any amendments thereof, it is agreed that the Insurer has the right of recourse against any such Insured for any amount paid by the Insurer on account of such a breach of fiduciary obligation.

2. The following additional Insuring Agreement is added to this Policy:

     FIDUCIARIES' LIABILITY COVERAGE

     The Insurer shall pay on behalf of the Insureds Loss for which the Insureds shall become legally obligated to pay on account of any Claim first made against the Insureds during the Policy Period or, if exercised, the Discovery Period for a Wrongful Act by the Insureds or by any person for whose actions the Insureds are legally responsible if such Wrongful Act takes place before or during the Policy Period.

3. When used in this Supplement:

     a. ERISA means the Employee Retirement Income Security Act of 1974, as amended.

     b. PLAN SPONSOR means the organization(s) set forth in Item 11 of the Declarations and Subsidiaries of such organization(s) that have adopted the respective Plan(s) set forth in Item 11 of the Declarations.

     c. PLAN means the plan(s) set forth in Item 11 of the Declarations.

     d. ADMINISTRATION means giving counsel to employees with respect to any Plan; interpreting any Plan; handling records in connection with any Plan; or effecting enrollment, termination or cancellation of employees under any Plan named in Item 11 of the Declarations.

     e. SUPPLEMENT means this Fiduciaries' Liability Supplement, identified as form number FP043, and any endorsements hereto.

4. Only for purposes of coverage under this Supplement, the definitions in
Section III of this Policy of the following terms (wherever used in this Policy including this Supplement) are amended to read in their entirety as follows:

     APPLICATION means all signed applications, including attachments and materials submitted therewith, for this Supplement or for any supplement or policy of which this Supplement is a renewal or replacement. All such applications, attachments and materials are deemed attached to and incorporated into this Supplement.

     CLAIM means:

     1. a written demand against any Insured for monetary damages or other relief;

     2. a civil proceeding against any Insured commenced by the service of a complaint or similar pleading;

     3. a criminal proceeding against any Insured commenced by a return of an indictment; or

     4. a formal civil administrative or regulatory proceeding against any Insured commenced by the filing of a notice of charges, formal investigative order or similar document;

     for a Wrongful Act, including any appeal therefrom.

     DEFENSE COSTS means that part of Loss consisting of reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers, employees or Additional Fiduciaries of the Plan Sponsor or Plan) incurred in defending or investigating Claims against the Insured and the premium for appeal, attachment or similar bonds but without any obligation to apply for or furnish any such bond.

     EXECUTIVE OFFICER, either in the singular or plural, means the chairperson, any director, chief executive officer, chief financial officer and in-house general counsel of the Parent Company or Plan Sponsor.

     INSUREDS, either in the singular or plural, means:

     1.   the Plan Sponsor and the Plan(s) named in Item 11 of the Declarations;

     2.   the Parent Company;

     3. any natural person who was or now is or may hereafter be a director, officer or employee of the Parent Company, Plan Sponsor or of any Plan and, in addition, the estate, heirs or legal representatives of any such natural person who is deceased or incompetent;

     4. any natural person who was or now is or may hereafter be a trustee, administrator or "named fiduciary", as defined in Section 402 (a) (1) of ERISA, of any Plan; provided, however, that the term Insured shall not include lawyers, accountants, actuaries, investment advisors or other professionals who serve as a trustee, administrator or a "named fiduciary" of any Plan and who are not permanent employees of the Parent Company, the Plan Sponsor, the Plan(s), or entities with whom the Parent Company, Plan Sponsor, or Plan contract to perform services in connection with any Plan; or

     5.   additional Fiduciaries named in Item 12 of the Declarations.

     LOSS means the amount which the Insureds become legally obligated to pay on account of each Claim and for all Claims in the Policy Period and the Discovery Period, if exercised, made against the Insureds for Wrongful Acts for which coverage applies, including, but not limited to damages, judgments, settlements and Defense Costs. Loss does not include (1) any amount for which the Insureds are absolved from payment, (2) taxes, fines or penalties imposed by law, (3) the multiple portion of any multiplied damage award or punitive or exemplary damages incurred by the Insured, or
     (4) matters uninsurable under the law pursuant to which the Supplement is construed; (5) Plan benefits, or that portion of damages arising out of any judgment, settlement or award in an amount equal to such benefits; provided Loss shall include the 5% or less, or the 20% or less, civil penalties imposed upon an Insured as a fiduciary pursuant to Section 502(i) or (1), respectively, of ERISA.

     POLICY means, collectively, the Declarations, the Application, this policy form, this Supplement, and any endorsements thereto.

     WRONGFUL ACT means:

     (i) any error, misstatement, misleading statement, act, omission, neglect, or breach of duty in connection with any breach of the responsibilities, obligations or duties imposed upon fiduciaries of any Plan by ERISA or by the common or statutory law of any other jurisdiction governing any Plan;

     (ii) any other matter claimed against the Insured(s) solely by reason of their status as a fiduciary of any Plan; or

     (iii) any act, error, or omission in the Administration of any Plan.

5. Only for purposes of coverage under this Supplement, the preamble to Section IV A, Exclusions Applicable to All Insuring Agreements, is amended to read in its entirety as follows:

     The Insurer shall not be liable under the Fiduciaries' Liability Coverage Insuring Agreement for Loss on account of any Claim made against any
     Insured:

6. Only for purposes of coverage under this Supplement, the following exclusions are added to Section IV A:

     8. based upon, arising out of or attributable to any Insured gaining in fact any personal profit, remuneration or financial advantage to which such Insured was not legally entitled;

     9. for any deliberately fraudulent act or omission or any willful violation of any statute or regulation if a judgment or other final adjudication adverse to the Insured establishes that such Insured committed such an act, omission or willful violation;

     10. for failure by the Insured to collect from employers contributions owed to the Plan unless such failure is the result of negligence of any Insured, or for the return to any employer of any contributions in excess of those required if such amounts are or could be chargeable to the Plan, except this exclusion shall not apply to the Defense Costs portion of Loss;

     11. based upon, arising out of, or attributable to liability of others assumed by the Insured under any contract or agreement, either oral or written, except to the extent that the Insured would have been liable in the absence of the contract or agreement or unless the liability was assumed in accordance with or under the Plan or declaration of trust pursuant to which the Plan was established;

     12. for the failure or inability of the Parent Company or Plan Sponsor to fund a Plan in accordance with the terms and conditions of the Plan instrument, except this exclusion shall not apply to the Defense Costs portion of Loss;

     13. for Wrongful Acts taking place before the Retroactive Date set forth in
     Item 10 of the Declarations.

7. Only for purposes of coverage under this Supplement, exclusion 5 of Section IV A, Exclusions Applicable to All Insuring Agreements, is deleted.

8. Notwithstanding anything in Section V A of this Policy to the contrary:

     a. The Insurer's maximum liability under this Fiduciaries' Liability Supplement for all Loss on account of all Claims first made during the same Policy Period shall be the Limit of Liability set forth in Item 3 of the Declarations as amended by this Supplement. Such Limit of Liability shall be separate from, in addition to, and not part of the Limit of Liability applicable to all other Insuring Agreements under this Policy. Any Loss paid by the Insurer under the Fiduciaries' Liability Supplement shall not reduce or exhaust the Limit of Liability applicable to all other Insuring Agreements, and any Loss paid by the Insurer under all other Insuring Agreements shall not reduce or exhaust the Limit of Liability applicable to the Fiduciaries' Liability Supplement.

     b. The Retention Amount for Non-indemnifiable Loss of all Insured Persons set forth in Item 5(A) of the Declarations, as amended by this Supplement, shall apply to all Loss incurred by all natural person Insureds on account of each Claim for which the Plan Sponsor or Parent Company is not permitted or required to indemnify or is permitted or required to indemnify but does not do so by reason of Financial Impairment. The Retention Amount for All Other Loss set forth in Item 5(B) of the Declarations, as amended by this Supplement, shall apply to all other Loss incurred by Insureds on account of each Claim. The applicable Retention Amount shall apply separately to each Claim. If a single Retention Amount applies to multiple Insureds, the Retention amount shall be pro rated among such Insureds.

     c. With respect to Loss incurred by an Insured on account of a Claim to which the Retention Amount set forth in Item 5(B) of the Declarations, as amended by this Supplement, applies, the Insured shall bear uninsured at its own risk the Coinsurance Percent set forth in Item 6 of the Declarations, as amended by this Supplement, of such Loss which is excess of such Retention Amount.

9. Only for purposes of coverage under this Supplement, Subsection V.H.3 is amended to read in its entirety as follows:

     3. the Parent Company, Plan Sponsor or Plan under the Fiduciaries' Liability Supplement, if any director or Executive Officer knew the facts that were not truthfully disclosed in the Application,

10. Only for purposes of coverage under this Supplement, the phrase "the Insured Persons or, with respect to Insuring Agreement C, the Company," wherever used in this Policy is amended to read in its entirety "the Insureds."

11. Notwithstanding anything in Section V G of this Policy to the contrary:

     A. CREATION OR ACQUISITION OF A PLAN

     If during the Policy Period the Plan Sponsor creates an additional Plan, such Plan shall be deemed included within Item 11 of the Declarations but only with respect to Wrongful Acts taking place after such creation.

     If during the Policy Period another organization is acquired by, consolidated with or merged into the Plan Sponsor, such organization and any Plan of such organization shall be deemed included within Item 11 of the Declarations but only for ninety (90) days or the remainder of the Policy Period, whichever is less, following the effective date of such acquisition ("Automatic Coverage Period") and only with respect to Wrongful Acts taking place after such acquisition. The Plan Sponsor, as a condition precedent to further coverage with respect to such Plan after such Automatic Coverage Period, shall give written notice of the acquisition to the Insurer as soon as practicable but in no event later than forty-five
     (45) days following the effective date of the acquisition and shall thereafter promptly provide to the Insurer such information as the Insurer may request. Upon receipt of such notice and other information, the Insurer shall promptly provide to the Plan Sponsor a quotation for coverage under this Supplement for such Plan for the remainder of the Policy Period. If the Plan Sponsor fails to comply with such condition precedent, or if within thirty (30) days following receipt of such quotation the Plan Sponsor fails to pay any additional premium or fails to agree to any additional coverage terms and conditions as set forth in such quotation, coverage otherwise afforded herein for such Plan shall terminate upon expiration of such Automatic Coverage Period.

     B. ACQUISITION OF PLAN SPONSOR

     If during the Policy Period

     (a) the Plan Sponsor merges into or consolidates with another organization, or

     (b) another organization, or person or group of organizations and/or persons acting in concert acquires securities or voting rights which result in ownership or voting control by the other organization(s) or person(s) of more than 50% of the outstanding securities representing the present right to vote for the election of directors of the Plan Sponsor, coverage under this Supplement shall continue until termination of this Supplement but only with respect to Claims for Wrongful Acts taking place prior to such merger, consolidation or acquisition. As of the effective date of such merger, consolidation or acquisition, all premiums paid or due at any time under this Supplement shall be deemed fully earned and non-refundable.

     The Plan Sponsor shall give written notice of such merger, consolidation or acquisition to the Insurer as soon as practicable together with such information as the Insurer may request. Upon receipt of such notice and information and at the request of the Plan Sponsor, the Insurer shall promptly provide to the Plan Sponsor a quotation for a three-year (or such lesser or greater period as may be negotiated with the Insurer) extension of coverage with respect to Claims for Wrongful Acts taking place prior to such merger, consolidation or acquisition. Any coverage extension pursuant to such quotation shall be conditioned upon the Insureds, within sixty (60) days after receipt of such quotation: (i) giving to the Insurer written notice of their desire to elect such extended coverage; (ii) paying any additional premium required by the Insurer, which shall be deemed fully earned upon inception of such coverage extension, and (iii) accepting any additional terms and conditions required by the Insurer.

     Such coverage extension shall not increase or reinstate the maximum Limit of Liability set forth in Item 3 as amended by this Supplement and the Limit of Liability for such coverage extension shall be part of and not in addition to the Limit of Liability of the Policy Period.

     The Plan Sponsor shall not be entitled to elect an extension of coverage hereunder if a Discovery Period is elected pursuant to Subsection II.D. of the Policy to which this Supplement is attached.

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy, other than as above stated.


                                        By
                                           -------------------------------------
                                                 Authorized Representative


                                     INSURED

                                   ADDENDUM #1
                            ATTACHMENT TO ENDORSEMENT
                        FIDUCIARIES' LIABILITY SUPPLEMENT


THE FOLLOWING SPACES PRECEDED BY AN (*) NEED NOT BE COMPLETED IF THIS ENDORSEMENT OR RIDER AND THE POLICY HAVE THE SAME INCEPTION DATE.

------------------------- --------------------- --------------------------------------------------
ATTACHED TO AND FORMING    DATE ENDORSEMENT OR   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  PART OF POLICY NO.         RIDER EXECUTED                            12:01 A.M. LOCAL TIME AS
                                                                       SPECIFIED IN THE POLICY
       563CM0312                10/20/99         08/01/99

--------------------------------------------------------------------------------------------------
* ISSUED TO

BREMER FINANCIAL CORPORATION
--------------------------------------------------------------------------------------------------


A.  Name of Insured:

BREMER BANKS RETIREMENT PLAN;

BREMER BANKS PROFIT SHARING PLUS PLAN;

BREMER FINANCIAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN;

BREMER BANKS GROUP BENEFITS PLAN;

BREMER BENEFITS BANK HEALTH CARE REIMBURSEMENT PLAN;

BREMER BENEFITS DEPENDENT CARE REIMBURSEMENT PLAN;

BREMER BENEFITS BANK LTD PLAN;

BREMER BENEFITS BANK;

EXECUTIVE INCENTIVE COMPENSATION PLAN;

BREMER FINANCIAL CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN;

DEFERRED COMPENSATION PLAN FOR DIRECTORS OF BREMER FINANCIAL SERVICES, INC.;

OTTO BREMER FOUNDATION DEFERRED COMPENSATION PLAN;

MORRIS STATE AGENCY, INC. PROFIT SHARING PLAN AND TRUST WITH CASH OR DEFERRED ARRANGEMENT





Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy, other than as above stated.


                                        By
                                           -------------------------------------
                                                 Authorized Representative


                                      AGENT

                            ENDORSEMENT OR RIDER NO.

THE FOLLOWING SPACES PRECEDED BY AN (*) NEED NOT BE COMPLETED IF THIS ENDORSEMENT OR RIDER AND THE POLICY HAVE THE SAME INCEPTION DATE.

------------------------- --------------------- --------------------------------------------------
ATTACHED TO AND FORMING    DATE ENDORSEMENT OR   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  PART OF POLICY NO.         RIDER EXECUTED                            12:01 A.M. LOCAL TIME AS
                                                                       SPECIFIED IN THE POLICY
       563CM0312                10/20/99         08/01/99

--------------------------------------------------------------------------------------------------
* ISSUED TO

BREMER FINANCIAL CORPORATION
--------------------------------------------------------------------------------------------------


               I.R.A./KEOGH ACCOUNT ADMINISTRATION ENTITY COVERAGE
                                 FP057 ED. 1/97

It is understood and agreed that only as respects the coverage of this I.R.A./Keogh Account Administration Entity Coverage endorsement, the DECLARATIONS of this Policy are amended by adding the following thereto:

---------------------------------------------------- ---------------------------------------------
I.R.A./Keogh Account Administration Entity Coverage    I.R.A./Keogh Account Administration Entity
                Limit of Liability                             Coverage Retention Amount
                   $15,000,000.                                    $5,000. Each Claim
---------------------------------------------------- ---------------------------------------------

It is understood and agreed that:


                                    COVERAGE

In consideration of the premium charged, subject to both the conditions, limitation, provisions and other terms of this endorsement and the Declarations, limitations, conditions, provisions and other terms of the Policy to which this endorsement is attached, it is understood and agreed that the coverage afforded by this Policy is extended to include Loss arising from Claim(s) which are first made against the Company after the effective date of this endorsement and during the Policy Period or, if exercised, the Discovery Period for any Wrongful Act by the Company in its capacity as trustee of any Individual Retirement Account (I.R.A.) or Keogh Account (H.R. 10 Plan) provided such trustee activity is allowed under the limited trust authority granted by such accounts and/or plans.


                                   DEFINITIONS

It is understood and agreed that only as respects the coverage provided by this I.R.A./Keogh Account Administration Entity Coverage endorsement:

INSUREDS, either in the singular or plural, means only the organization(s) named in Item 1 of the Declarations.

LOSS means the amount which the Company becomes legally obligated to pay on account of each Claim and for all Claims in the Policy Period and the Discovery Period, if exercised, made against it for Wrongful Acts for which coverage applies, including, but not limited to damages, judgments, settlements and Defense Costs. Loss does not include (1) any amount for which the Company is absolved from payment, (2) taxes, fines or penalties imposed by law, (3) the multiple portion of any multiplied damage award or punitive or exemplary damages incurred by the Company, (4) matters uninsurable under the law pursuant to which this Supplement is construed.

                               LIMIT AND RETENTION

It is understood and agreed that only as respects the coverage provided by this I.R.A./Keogh Account Administration Entity Coverage endorsement, Subsection V.A. Limit of Liability, Retention and Coinsurance is amended by adding the following thereto:

The I.R.A./Keogh Account Administration Entity Coverage Limit of Liability shall be part of, and not in addition to, the Limit of Liability as stated in Item 3 of the Declarations of the Policy to which this endorsement is attached. The coverage afforded by this endorsement is subject to the I.R.A./Keogh Account Administration Entity Coverage Retention Amount Each Claim shown above.


                         REPRESENTATION AND SEVERABILITY

It is understood and agreed that only as respects the coverage provided by this I.R.A./Keogh Account Administration Entity Coverage endorsement, Subsection V.H., Representation and Severability, is amended in its entirety to read as follows:

In granting coverage under this endorsement, the Insurer has relied upon the statements and representations in the Application. The Insureds represent that all such statements and representations are true and shall be deemed material to the acceptance of the risk or the hazard assumed by the Insurer under this endorsement. This endorsement is issued in reliance upon the truth thereof.

The Insureds agree that in the event that any such statements and representations are untrue, this endorsement shall not afford any coverage to the Company if any director or Executive Officer knew the facts that were not truthfully disclosed in the Application, whether or not such director or Executive Officer knew of such untruthful disclosure in the Applications.






Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy, other than as above stated.


                                        By
                                           -------------------------------------
                                                 Authorized Representative


                                     INSURED

                            ENDORSEMENT OR RIDER NO.

THE FOLLOWING SPACES PRECEDED BY AN (*) NEED NOT BE COMPLETED IF THIS ENDORSEMENT OR RIDER AND THE POLICY HAVE THE SAME INCEPTION DATE.

------------------------- --------------------- --------------------------------------------------
ATTACHED TO AND FORMING    DATE ENDORSEMENT OR   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  PART OF POLICY NO.         RIDER EXECUTED                            12:01 A.M. LOCAL TIME AS
                                                                       SPECIFIED IN THE POLICY
       563CM0312                10/20/99         08/01/99

--------------------------------------------------------------------------------------------------
* ISSUED TO

BREMER FINANCIAL CORPORATION
--------------------------------------------------------------------------------------------------

                               ADDITIONAL POSITION
                                 FP004 ED. 1/97

In consideration of the premium charged, notwithstanding anything contained in this Policy to the contrary, it is understood and agreed that the term Insured Persons as defined in Subsection III.H. of this Policy shall also mean the following:

THE NAMED INSUREDS' EMPLOYEES,
DIRECTORS EMERITUS AND TRUSTEES








Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy, other than as above stated.


                                        By
                                           -------------------------------------
                                                 Authorized Representative


                                     INSURED

                            ENDORSEMENT OR RIDER NO.

THE FOLLOWING SPACES PRECEDED BY AN (*) NEED NOT BE COMPLETED IF THIS ENDORSEMENT OR RIDER AND THE POLICY HAVE THE SAME INCEPTION DATE.

------------------------- --------------------- --------------------------------------------------
ATTACHED TO AND FORMING    DATE ENDORSEMENT OR   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  PART OF POLICY NO.         RIDER EXECUTED                            12:01 A.M. LOCAL TIME AS
                                                                       SPECIFIED IN THE POLICY
       563CM0312                10/20/99         08/01/99

--------------------------------------------------------------------------------------------------
* ISSUED TO

BREMER FINANCIAL CORPORATION
--------------------------------------------------------------------------------------------------

                   CHANGES IN EXPOSURE AMENDATORY ENDORSEMENT
                                 FP022 ED. 1/97

In consideration of the premium charged, it is understood and agreed that Subsection V.G.1. is deleted in its entirety and substituted with:

1.   Acquisition or Creation of Another Organization

If during the Policy Period the Company
     (a) acquires securities in another organization or creates another organization, which as a result of such acquisition or creation becomes a Subsidiary, or
     (b) acquires any organization by merger into or consolidation with the Company, such organization and its Insured Persons shall be covered under this Policy as follows:

     If the fair value of all cash, securities, assumed indebtedness and other consideration paid by the Company for any such acquisition or creation is less than: (only the checked box shall apply)

          [X] $100,000,000 in assets or liabilities of the purchased or acquired institution,
          [X] _____% of the total assets of all the Companies as reflected in the Companies' most recent financial statements as of the inception of the Policy Period,

     such organization and its Insured Persons shall automatically be covered under this Policy, but only with respect to Wrongful Acts taking place after such acquisition or creation, unless the Insurer agrees after presentation of a complete Application and all appropriate information, to provide coverage by endorsement for Wrongful Acts taking place prior to such acquisition or creation.

     With respect to all other acquisitions or creations described in subparts
     (a) or (b) above, such organization and its Insured Persons shall automatically be covered under this Policy but only for ninety (90) days or the remainder of the Policy Period, whichever is less, following the effective date of such acquisition or creation ("Automatic Coverage Period") and only with respect to Wrongful Acts taking place after such acquisition or creation. The Parent Company, as a condition precedent to further coverage with respect to such organization and its Insured Persons after such Automatic Coverage Period, shall give written notice of such acquisition or creation to the Insurer as soon as practicable but in no event later than forty-five (45) days following the effective date of such acquisition or creation, and shall thereafter promptly provide to the Insurer such information as the Insurer may request. Upon receipt of such notice and other information, the Insurer shall promptly provide to the Parent Company a quotation for coverage under this Policy for such organization and its Insured Persons for the remainder of the Policy Period. If the Parent Company fails to comply with such condition precedent, or if within thirty (30) days following receipt of such quotation the Parent Company fails to pay any additional premium or fails to agree to any additional coverage terms and conditions as set forth in such quotation, coverage otherwise afforded by this Subsection V.G.l. for such organization and its Insured Persons shall terminate upon expiration of such Automatic Coverage Period.

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy, other than as above stated.


                                        By
                                           -------------------------------------
                                                 Authorized Representative



                                     INSURED

                            ENDORSEMENT OR RIDER NO.

THE FOLLOWING SPACES PRECEDED BY AN (*) NEED NOT BE COMPLETED IF THIS ENDORSEMENT OR RIDER AND THE POLICY HAVE THE SAME INCEPTION DATE.

------------------------- --------------------- --------------------------------------------------
ATTACHED TO AND FORMING    DATE ENDORSEMENT OR   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  PART OF POLICY NO.         RIDER EXECUTED                            12:01 A.M. LOCAL TIME AS
                                                                       SPECIFIED IN THE POLICY
       563CM0312                10/20/99         08/01/99

--------------------------------------------------------------------------------------------------
* ISSUED TO

BREMER FINANCIAL CORPORATION
--------------------------------------------------------------------------------------------------


                            DELETE EXCLUSION 5-ERISA
                                 FP028 ED. 1/97


In consideration of the premium charged, it is understood and agreed that Exclusion 5-ERISA of Subsection IV. Exclusions is deleted in its entirety.






Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy, other than as above stated.


                                        By
                                           -------------------------------------
                                                 Authorized Representative


                                     INSURED

                                     INSURED


                            ENDORSEMENT OR RIDER NO.

THE FOLLOWING SPACES PRECEDED BY AN (*) NEED NOT BE COMPLETED IF THIS ENDORSEMENT OR RIDER AND THE POLICY HAVE THE SAME INCEPTION DATE.

------------------------- --------------------- --------------------------------------------------
ATTACHED TO AND FORMING    DATE ENDORSEMENT OR   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  PART OF POLICY NO.         RIDER EXECUTED                            12:01 A.M. LOCAL TIME AS
                                                                       SPECIFIED IN THE POLICY
       563CM0312                10/20/99         08/01/99

--------------------------------------------------------------------------------------------------
* ISSUED TO

BREMER FINANCIAL CORPORATION
--------------------------------------------------------------------------------------------------


                           INSURANCE AGENTS LIMITATION
                                 FP052 ED. 1197

In consideration of the premium charged, it is understood and agreed that the Insurer shall not be liable for Loss on account of any Claim based upon, arising out of or attributable to:

1. the rendering or failure to render any advice relating to insurance or reinsurance, or
2.   the placement or failure to place insurance or reinsurance, or
3.   the processing or failure to process any insurance or reinsurance claim, or
4.   Claims brought by any insurance company.

This exclusion shall not delete coverage for Loss resulting from the Company's customary procedure of procuring and maintaining valid insurance (except insurance for title, life, health, fidelity and surety bonds, flood insurance or workers' compensation) in the Company's capacity as trustee, executor, administrator, guardian or in any other fiduciary capacity in direct connection with the Company's trust operations.







Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy, other than as above stated.


                                        By
                                           -------------------------------------
                                                 Authorized Representative


                                     INSURED

                                     INSURED


                            ENDORSEMENT OR RIDER NO.

THE FOLLOWING SPACES PRECEDED BY AN (*) NEED NOT BE COMPLETED IF THIS ENDORSEMENT OR RIDER AND THE POLICY HAVE THE SAME INCEPTION DATE.

------------------------- --------------------- --------------------------------------------------
ATTACHED TO AND FORMING    DATE ENDORSEMENT OR   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  PART OF POLICY NO.         RIDER EXECUTED                            12:01 A.M. LOCAL TIME AS
                                                                       SPECIFIED IN THE POLICY
       563CM0312                10/20/99         08/01/99

--------------------------------------------------------------------------------------------------
* ISSUED TO

BREMER FINANCIAL CORPORATION
--------------------------------------------------------------------------------------------------


                     OUTSIDE POSITION LIABILITY ENDORSEMENT
                                 FP068 ED. 1/97

In consideration of the premium charged it is understood and agreed that Subsection III.P. is deleted in its entirety and replaced with the following:

P. NON-PROFIT ENTITY means any not-for-profit or eleemosynary organization except for any medical or educational facilities.







Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy, other than as above stated.


                                        By
                                           -------------------------------------
                                                 Authorized Representative


                                     INSURED

                                     INSURED


                            ENDORSEMENT OR RIDER NO.

THE FOLLOWING SPACES PRECEDED BY AN (*) NEED NOT BE COMPLETED IF THIS ENDORSEMENT OR RIDER AND THE POLICY HAVE THE SAME INCEPTION DATE.

------------------------- --------------------- --------------------------------------------------
ATTACHED TO AND FORMING    DATE ENDORSEMENT OR   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  PART OF POLICY NO.         RIDER EXECUTED                            12:01 A.M. LOCAL TIME AS
                                                                       SPECIFIED IN THE POLICY
       563CM0312                10/20/99         08/01/99

--------------------------------------------------------------------------------------------------
* ISSUED TO

BREMER FINANCIAL CORPORATION
--------------------------------------------------------------------------------------------------


                           LENDER LIABILITY EXCLUSION
                                MFFP249 ED. 10/98

In consideration of the premium charged, it is understood and agreed that the Insurer shall not be liable for Loss on account of any Claim based upon, arising out of or attributable to any Wrongful Act in connection with an actual or alleged negligent act, error, omission, breach of duty, misstatement, or misleading statement by the Insureds involving any extension of credit, agreement to extend credit or refusal to extend credit.






Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy, other than as above stated.


                                        By
                                           -------------------------------------
                                                 Authorized Representative


                                     INSURED

                                     INSURED


                            ENDORSEMENT OR RIDER NO.

THE FOLLOWING SPACES PRECEDED BY AN (*) NEED NOT BE COMPLETED IF THIS ENDORSEMENT OR RIDER AND THE POLICY HAVE THE SAME INCEPTION DATE.

------------------------- --------------------- --------------------------------------------------
ATTACHED TO AND FORMING    DATE ENDORSEMENT OR   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  PART OF POLICY NO.         RIDER EXECUTED                            12:01 A.M. LOCAL TIME AS
                                                                       SPECIFIED IN THE POLICY
       563CM0312                10/20/99         08/01/99

--------------------------------------------------------------------------------------------------
* ISSUED TO

BREMER FINANCIAL CORPORATION
--------------------------------------------------------------------------------------------------


               BLANKET PROFESSIONAL ERRORS AND OMISSIONS EXCLUSION
                                MFFP248 ED. 10/98

In consideration of the premium charged, it is understood and agreed that the Insurer shall not be liable for Loss on account of any Claim based upon, arising out of or attributable to any Wrongful Act in connection with professional services performed or required to be performed by the Insureds for or on behalf of a customer of the Company, pursuant to an agreement between such customer and the Company for a fee, commission or other monetary compensation which inures to the benefit of the Company, including such services which the Company may provide gratis to an established customer in connection with the services provided for a fee.



*The above does not apply to IRA/KEOGH Account Administration coverage granted under this policy.







Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy, other than as above stated.


                                        By
                                           -------------------------------------
                                                 Authorized Representative


                                     INSURED